SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-12

                             Huntington VA Funds
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               (Name of Registrant as Specified In Its Charter)

                                     N/A
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

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[  ]  Fee paid previously with preliminary proxy materials.

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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
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      2)    Form, Schedule or Registration Statement No.:
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      4)    Date Filed:
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                             THE HUNTINGTON FUNDS

                    Huntington Florida Tax-Free Money Fund
                         Huntington Money Market Fund
                 Huntington Ohio Municipal Money Market Fund
                  Huntington U.S. Treasury Money Market Fund
                       Huntington Dividend Capture Fund
                            Huntington Growth Fund
                        Huntington Income Equity Fund
                     Huntington International Equity Fund
                          Huntington Macro 100 Fund
                       Huntington Mid Corp America Fund
                         Huntington New Economy Fund
                       Huntington Rotating Markets Fund
                       Huntington Situs Small Cap Fund
                   Huntington Fixed Income Securities Fund
                Huntington Intermediate Government Income Fund
                      Huntington Michigan Tax-Free Fund
                     Huntington Mortgage Securities Fund
                        Huntington Ohio Tax-Free Fund
          Huntington Short/Intermediate Fixed Income Securities Fund

                             HUNTINGTON VA FUNDS

                     Huntington VA Dividend Capture Fund
                          Huntington VA Growth Fund
                       Huntington VA Income Equity Fund
                   Huntington VA International Equity Fund
                         Huntington VA Macro 100 Fund
                     Huntington VA Mid Corp America Fund
                        Huntington VA New Economy Fund
                     Huntington VA Rotating Markets Fund
                      Huntington VA Situs Small Cap Fund
                    Huntington VA Mortgage Securities Fund

                      IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders of The Huntington Funds and Huntington VA Funds (the "Special Meeting") scheduled for June 22, 2006 at 2:00 p.m., Eastern time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE HUNTINGTON FUNDS AND HUNTINGTON VA FUNDS MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

We welcome your comments.  If you have any questions, call 1-800-253-0412.





                             THE HUNTINGTON FUNDS
                             HUNTINGTON VA FUNDS


A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider a number of important matters relating to your investment in The Huntington Funds (the "Huntington Trust") and/or Huntington VA Funds (the "VA Trust") (collectively, the "Trusts") in connection with a special meeting of shareholders (the "Special Meeting") of the Trusts' portfolios listed on the previous page (each, a "Fund", and collectively, the "Funds"), to be held on June 22, 2006 at 2:00 p.m., Eastern time, at the Trusts' address at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trusts and the Funds.

I am sure that, like most people, you lead a busy life and are tempted to put this proxy aside for another day. Please don't! Your vote for the proposals set forth below will make a measurable difference in the quality and value of the services you receive from the Funds. Also, your vote will help the Funds avoid additional expenses for follow-up mailings and telephone calls when shareholders do not return their proxies.

The Boards of Trustees (collectively, the "Board") of each Trust recommend that shareholders cast their votes in favor of:

      1. Electing four individuals to the Board of Trustees of each Trust -TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH TRUST SEPARATELY.

               We ask you to confirm the Board's recommendation by electing Carl A. Nelson, Tadd C. Seitz, Mark D. Shary and Thomas J. Westerfield to the Board of Trustees of each Trust. These individuals have not previously been elected by shareholders.

      2. Ratifying the appointment by the Board of Ernst & Young LLP as the independent auditors for each Trust, for the fiscal year ending December 31, 2006 - TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH TRUST SEPARATELY.

      3. Amending certain of the Funds' fundamental investment policies - TO BE VOTED ON BY ALL SHAREHOLDERS OF THOSE FUNDS AFFECTED.

      4.    Eliminating certain of the Funds' fundamental investment policies
            - TO BE VOTED ON BY ALL SHAREHOLDERS OF THOSE FUNDS AFFECTED.

      5. Amending the Huntington Income Equity Fund's and Huntington VA Income Equity Fund's fundamental investment objective - TO BE VOTED ON BY SHAREHOLDERS OF THE HUNTINGTON INCOME EQUITY FUND AND HUNTINGTON VA INCOME EQUITY FUND VOTING SEPARATELY.

      6. Reorganizing the Huntington Trust (together with the VA Trust) from separate Massachusetts business trusts to a single Delaware statutory trust - TO BE VOTED ON BY ALL FUNDS OF THE HUNTINGTON TRUST SEPARATELY. THE SHAREHOLDERS OF THE VA TRUST ARE NOT REQUIRED TO APPROVE, AND THEREFORE WILL NOT VOTE WITH RESPECT TO THIS PROPOSAL.



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To give you the greatest convenience possible in voting, you may vote in one of four ways:
1.  By filling out, signing and returning the enclosed proxy card,
2.  By attending the Special Meeting and voting in person,


3.  By calling toll-free 1-888-221-0697, or

4.  Online through the web site www.proxyweb.com
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The Proxy Statement uses a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Funds, we hope that this format will be helpful to you.

                                       Sincerely,

                                       /s/ B. Randolph Bateman

                                       B. Randolph Bateman
                                       President




                             THE HUNTINGTON FUNDS

                    Huntington Florida Tax-Free Money Fund
                         Huntington Money Market Fund
                 Huntington Ohio Municipal Money Market Fund
                  Huntington U.S. Treasury Money Market Fund
                       Huntington Dividend Capture Fund
                            Huntington Growth Fund
                        Huntington Income Equity Fund
                     Huntington International Equity Fund
                          Huntington Macro 100 Fund
                       Huntington Mid Corp America Fund
                         Huntington New Economy Fund
                       Huntington Rotating Markets Fund
                       Huntington Situs Small Cap Fund
                   Huntington Fixed Income Securities Fund
                Huntington Intermediate Government Income Fund
                      Huntington Michigan Tax-Free Fund
                     Huntington Mortgage Securities Fund
                        Huntington Ohio Tax-Free Fund
          Huntington Short/Intermediate Fixed Income Securities Fund

                             HUNTINGTON VA FUNDS

                     Huntington VA Dividend Capture Fund
                          Huntington VA Growth Fund
                       Huntington VA Income Equity Fund
                   Huntington VA International Equity Fund
                         Huntington VA Macro 100 Fund
                     Huntington VA Mid Corp America Fund
                        Huntington VA New Economy Fund
                     Huntington VA Rotating Markets Fund
                      Huntington VA Situs Small Cap Fund
                    Huntington VA Mortgage Securities Fund


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON June 22, 2006

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (the "Special Meeting") of The Huntington Funds (the "Huntington Trust") and Huntington VA Funds (the "VA Trust") (collectively, the "Trusts") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, on June 22, 2006 at 2:00 p.m., Eastern time. The Huntington Trust presently consists of 19 portfolios, as listed above. The VA Trust presently consists of 10 portfolios, as listed above. Each of the 29 portfolios is referred to as a "Fund," and collectively as the "Funds." The purpose of the Special Meeting is to consider and vote on the following Proposals:




      1. To elect four Trustees of each Trust (each Trust to vote separately);

      2. To ratify the selection of Ernst & Young LLP as the independent auditors of each Trust (each Trust to vote separately);

      3. To approve amendments to certain of the Funds' fundamental investment policies, primarily for the purpose of updating archaic policies or making them consistent among the Funds:

            (a) To (1) amend the fundamental investment policies regarding diversification for certain of the Funds (applies to the Huntington Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Rotating Markets Fund, Huntington Situs Small Cap Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Mortgage Securities Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only); and (2) eliminate the fundamental policies regarding diversification for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Ohio Municipal Money Market Fund, Huntington Michigan Tax-Free Fund and Huntington Ohio Tax-Free Fund only);

            (b) To amend the fundamental investment policies regarding concentration for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only);

            (c) To amend the fundamental investment policies regarding issuing senior securities for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only);

            (d) To amend the fundamental investment policies regarding lending for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only);

            (e) To amend the fundamental investment policies regarding borrowing money for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only);




            (f) To amend the fundamental investment policies regarding investments in commodities for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only);

            (g) To amend the fundamental investment policies regarding investments in real estate for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only);

            (h) To amend the fundamental investment policies regarding underwriting securities for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only); and

            (i) To amend the fundamental investment policies regarding pledging, mortgaging or hypothecating assets for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).

      4. To approve the elimination of certain of the Funds' fundamental investment policies, which are no longer required to be fundamental:

            (a) To eliminate the fundamental investment policies regarding investing in illiquid securities for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only);

            (b) To eliminate the fundamental investment policies regarding investments in new issuers for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only);




            (c) To eliminate the fundamental investment policies regarding purchases on margin for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only);

            (d) To eliminate the fundamental investment policies regarding short selling for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only);

            (e) To eliminate the fundamental investment policies regarding certain transactions with "interested persons" of the Funds for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only);

            (f) To eliminate the fundamental investment policies regarding investing in issuers owned by officers and Trustees for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only); and

            (g) To eliminate the fundamental investment policies regarding purchasing securities of other investment companies for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).



      5. To approve amending the Income Equity Fund's and VA Income Equity Fund's fundamental investment objective (all shareholders of each Fund to vote separately);



      6. To approve the reorganization of the Huntington Trust (together with the VA Trust) from separate Massachusetts business trusts to a single Delaware statutory trust (applies to the shareholders of the Huntington Trust only) (all Funds of the Huntington Trust to vote separately); and

      To vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.


The Board of Trustees has fixed April 21, 2006 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                       By Order of the Board of Trustees,

                                       /s/ Victor R. Siclari

                                       Victor R. Siclari
                                       Secretary

May 1, 2006




TABLE OF CONTENTS
                                                                           PAGE

Questions and Answers About the Special Meeting and Proxy Statement.........1

Proposal 1: Election of certain Trustees of each Trust......................6

Proposal 2: Ratification of the Selection of Ernst & Young LLP..............7
            as the Independent Auditors for each Trust


Introduction to Proposals 3 and 4:  Approval of Changes to Certain Funds'
            Fundamental Investment Policies.................................8

Proposal 3: Approval of Amendments to, or Elimination of Certain of the Funds'
            Fundamental Investment Policies.................................9
            (a)   Diversification of Investments............................9
            (b)   Concentration of Investments.............................11
            (c)   Issuing Senior Securities................................12
            (d)   Lending..................................................13
            (e)   Borrowing Money..........................................15
            (f)   Investments in Commodities...............................16
            (g)   Investments in Real Estate...............................17
            (h)   Underwriting Securities..................................18
            (i)   Pledge, Mortgage or Hypothecate Assets...................19

Proposal 4: Approval of the Elimination of Certain of the Funds' Fundamental
            Investment Policies............................................19

            (a)   Illiquid Securities......................................20
            (b)   Investments in New Issuers...............................21
            (c)   Purchases on Margin......................................21
            (d)   Short Selling............................................22

            (e)   Certain Transactions with "Interested Persons" of the Funds
            23

            (f)   Investing in Issuers Owned by Officers and Trustees......23

            (g)   Purchasing Securities of Other Investment Companies......24


Proposal 5: Approval of Amending the Income Equity Fund's and VA Income
            Equity Fund's
            Fundamental Investment Objective...............................24

Proposal 6: Approval of the Reorganization of the Huntington Trust (together with the VA Trust)
            from a Separate Massachusetts Business Trust to a Single Delaware
            Statutory Trust................................................25

Other Business.............................................................29

Information about the Trusts...............................................29


Further Information about Voting and the Special Meeting...................46


EXHIBITS

Exhibit A:  Agreement and Plan of Reorganization...........................A-1

Exhibit B:  Comparison of Significant Differences Between the Proposed
        Delaware Statutory Trust and
        Existing Massachusetts Business Trusts.............................B-1

Exhibit C:  Nominating Committee Charter...................................C-1


                             THE HUNTINGTON FUNDS

                    Huntington Florida Tax-Free Money Fund
                         Huntington Money Market Fund
                 Huntington Ohio Municipal Money Market Fund
                  Huntington U.S. Treasury Money Market Fund
                       Huntington Dividend Capture Fund
                            Huntington Growth Fund
                        Huntington Income Equity Fund
                     Huntington International Equity Fund
                          Huntington Macro 100 Fund
                       Huntington Mid Corp America Fund
                         Huntington New Economy Fund
                       Huntington Rotating Markets Fund
                       Huntington Situs Small Cap Fund
                   Huntington Fixed Income Securities Fund
                Huntington Intermediate Government Income Fund
                      Huntington Michigan Tax-Free Fund
                     Huntington Mortgage Securities Fund
                        Huntington Ohio Tax-Free Fund
          Huntington Short/Intermediate Fixed Income Securities Fund



                             HUNTINGTON VA FUNDS

                     Huntington VA Dividend Capture Fund
                          Huntington VA Growth Fund
                       Huntington VA Income Equity Fund
                   Huntington VA International Equity Fund
                         Huntington VA Macro 100 Fund
                     Huntington VA Mid Corp America Fund
                        Huntington VA New Economy Fund
                     Huntington VA Rotating Markets Fund
                      Huntington VA Situs Small Cap Fund
                    Huntington VA Mortgage Securities Fund


                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010


                               PROXY STATEMENT


               QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND PROXY STATEMENT

INFORMATION ABOUT VOTING


Q.    Who is asking for my vote?

A. The Boards of Trustees (collectively, the "Board" or the "Trustees") of The Huntington Funds (the "Huntington Trust") and Huntington VA Funds (the "VA Trust") (collectively, the "Trusts") have requested your vote on several matters as part of the special meeting of shareholders to be held at 2:00 p.m., Eastern time, on June 22, 2006 (the "Special Meeting") at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010.
       The Trustees propose to mail the notice of the Special Meeting, the proxy card, and this Proxy Statement on or about May 5, 2006 to shareholders of record as of the close of business on April 21, 2006.


      This Proxy Statement relates to the Huntington Trust's 19 portfolios:

o     Huntington Florida Tax-Free Money Fund ("Florida Tax-Free Money Fund"),
o     Huntington Money Market Fund ("Money Market Fund"),
o Huntington Ohio Municipal Money Market Fund ("Ohio Municipal Money Market Fund"),
o     Huntington U.S. Treasury Money Market Fund ("U.S. Treasury Money Market
      Fund"),
o     Huntington Dividend Capture Fund ("Dividend Capture Fund"),
o     Huntington Growth Fund ("Growth Fund"),
o     Huntington Income Equity Fund ("Income Equity Fund"),
o     Huntington International Equity Fund ("International Equity Fund"),
o     Huntington Macro 100 Fund ("Macro 100 Fund"),
o     Huntington Mid Corp America Fund ("Mid Corp America Fund"),
o     Huntington New Economy Fund ("New Economy Fund"),
o     Huntington Rotating Markets Fund ("Rotating Markets Fund"),
o     Huntington Situs Small Cap Fund ("Situs Small Cap Fund"),
o     Huntington Fixed Income Securities Fund ("Fixed Income Securities
      Fund"),
o Huntington Intermediate Government Income Fund ("Intermediate Government Income Fund"),
o     Huntington Michigan Tax-Free Fund ("Michigan Tax-Free Fund"),
o     Huntington Mortgage Securities Fund ("Mortgage Securities Fund"),
o     Huntington Ohio Tax-Free Fund ("Ohio Tax-Free Fund"), and
o     Huntington Short/Intermediate Fixed Income Securities Fund
            ("Short/Intermediate Fixed Income Securities Fund").


      This Proxy Statement relates to the VA Trust's 10 portfolios:

o     Huntington VA Dividend Capture Fund ("VA Dividend Capture Fund"),
o     Huntington VA Growth Fund ("VA Growth Fund"),
o     Huntington VA Income Equity Fund ("VA Income Equity Fund"),
o     Huntington VA International Equity Fund ("VA International Equity
      Fund"),
o     Huntington VA Macro 100 Fund ("VA Macro 100 Fund"),
o     Huntington VA Mid Corp America Fund ("VA Mid Corp America Fund"),
o     Huntington VA New Economy Fund ("VA New Economy Fund"),
o     Huntington VA Rotating Markets Fund ("VA Rotating Markets Fund"),
o     Huntington VA Situs Small Cap Fund ("VA Situs Small Cap Fund"), and
o     Huntington VA Mortgage Securities Fund ("VA Mortgage Securities Fund").


      Each Trust's portfolio may be referred to in this Proxy Statement as a "Fund," and the Trusts' portfolios are collectively called the "Funds."

Q.    Who is eligible to vote?

A. Shareholders of record of the Funds at the close of business on April 21, 2006 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting on which they are entitled to vote.

Q.    What is being voted on at the Special Meeting?

A. The Board is asking shareholders to vote on the following proposals affecting the Trusts:

   1. To elect certain individuals to the Board of Trustees of each Trust (Proposal 1);

   2. To ratify the selection of Ernst & Young LLP as the independent auditors for each Trust for the fiscal year ending December 31, 2006 (Proposal 2);

   3. To amend certain of the Funds' fundamental investment policies, primarily for the purpose of updating archaic policies or making them consistent among the Funds (Proposals 3(a)-3(i));

   4. To eliminate certain of the Funds' fundamental investment policies, which are no longer required to be fundamental (Proposals 4(a)-4(g));

   5. To amend the Income Equity Fund's and VA Income Equity Fund's fundamental investment objective (Proposal 5); and

   6. To reorganize the Huntington Trust (together with the VA Trust) from separate Massachusetts business trusts to a single Delaware statutory trust (Proposal 6).



            At its meeting on February 9, 2006, the Board reviewed the proposed changes, and on April 7, 2006, the Board reviewed and unanimously approved the election of Trustees, the amendments to and elimination of fundamental investment policies of the Funds, the amendment of the Income Equity Fund's and VA Income Equity Fund's fundamental investment objective, and the Agreement and Plan of Reorganization relating to the proposal to reorganize the Trusts from separate Massachusetts business trusts to a single Delaware statutory trust. All of the proposed changes, along with the Agreement and Plan of Reorganization, are subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying notice.




      The following table briefly identifies the proposals to be voted on at the Special Meeting and the shareholders who are being solicited with respect to each proposal. As reflected in the Notice and the Proxy Statement, Proposals 3 - 5 contain sub-proposals that apply to only certain Funds. Shareholders of a Fund to which a sub-proposal applies will vote separately on that sub-proposal. The discussion in the Proxy Statement and your proxy card(s) clarify which sub-proposals apply to your Fund(s).

      --------------------------------------------------------------------------
                Proposal                      Shareholders Solicited
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      1.  Election of Trustees of   Each Trust to vote separately.
      each Trust
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      2.  Ratification of the       Each Trust to vote separately.
      Selection of Independent
      Auditors
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      3.  Amendments to certain of  Shareholders of the Huntington Florida
      the Funds' fundamental        Tax-Free Money Fund, Huntington Money
      investment policies           Market Fund, Huntington Ohio Municipal
                                    Money Market Fund, Huntington U.S.
                                    Treasury Money Market Fund, Huntington
                                    Dividend Capture Fund, Huntington Growth
                                    Fund, Huntington Income Equity Fund,
                                    Huntington International Equity Fund,
                                    Huntington Macro 100 Fund, Huntington Mid
                                    Corp America Fund, Huntington New Economy
                                    Fund, Huntington Rotating Markets Fund,
                                    Huntington Situs Small Cap Fund,
                                    Huntington Intermediate Government Income
                                    Fund, Huntington Fixed Income Securities
                                    Fund, Huntington Michigan Tax-Free Fund,
                                    Huntington Mortgage Securities Fund,
                                    Huntington Ohio Tax-Free Fund, Huntington
                                    Short/Intermediate Fixed Income Securities
                                    Fund, Huntington VA Growth Fund and
                                    Huntington VA Income Equity Fund, as
                                    applicable.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      4.  Elimination of certain    Shareholders of the Huntington Florida
      of the Funds' fundamental     Tax-Free Money Fund, Huntington Money
      investment policies           Market Fund, Huntington Ohio Municipal
                                    Money Market Fund, Huntington U.S.
                                    Treasury Money Market Fund, Huntington
                                    Growth Fund, Income Equity Fund,
                                    Huntington Intermediate Government Income
                                    Fund, Huntington Fixed Income Securities
                                    Fund, Huntington Michigan Tax-Free Fund,
                                    Huntington Mortgage Securities Fund,
                                    Huntington Ohio Tax-Free Fund, Huntington
                                    Short/Intermediate Fixed Income Securities
                                    Fund, Huntington VA Growth Fund and
                                    Huntington VA Income Equity Fund, as
                                    applicable.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      5.  Amending the Income       The Income Equity Fund and VA Income
      Equity Fund's and VA Income   Equity Fund to vote separately.
      Equity Fund's fundamental
      investment objective
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      6.  Reorganization of the     All Funds of the Huntington Trust to vote
      Huntington Trust (together    separately.
      with the VA Trust) from
      separate Massachusetts        The shareholders of the VA Trust are not
      business trusts to a single   required to approve, and therefore will
      Delaware statutory trust      not vote with respect to, this Proposal.
      --------------------------------------------------------------------------



Q.    How do the Trustees recommend that I vote on these Proposals?

A. The Trustees unanimously recommend that shareholders vote FOR each Proposal for which they are entitled to vote.

Q. Are there any Proposals that will impact the Funds' investment policies or limitations?

A. Yes. Although none of the proposed changes is expected currently to materially impact the day-to-day management of the Funds, it is proposed that certain of the Funds' investment policies that are "fundamental" (that is, those that cannot be changed without shareholder approval) be either: (a) amended to update archaic policies or make them consistent among the Funds; or (b) eliminated because they are no longer required to be fundamental. If these Proposals are approved by shareholders, the Funds' Board of Trustees will have more flexibility to respond to future developments by changing the Funds' investment policies in a manner intended to achieve the Funds' investment goals without obtaining shareholder approval. Shareholders, of course, would be informed if any changes are made to the Funds' investment policies or strategies if they would materially affect the way the Fund is managed or would have a material impact on the risk of their investment. These Proposals are intended to eliminate the cost and delay of seeking shareholder approval for changes in investment policies that would not otherwise require convening a shareholder meeting. Given the limited impact that these changes are expected to have currently on the day-to-day management of the Funds, shareholder approval of these Proposals is not expected to increase the Funds' current overall level of risk.

Q. Why am I being asked to approve amendments to certain of the Funds' fundamental investment policies?

A. Certain of the Funds' fundamental investment policies were adopted in response to state laws that are no longer applicable, or to market conditions that no longer exist, and thus may be overly restrictive. Approval of the proposed amendments of these fundamental policies will provide the Funds with greater investment flexibility within the boundaries imposed by applicable law. They will also result in more uniformity of the policies among the Funds, and help facilitate Fund management and compliance. The proposed changes are not expected to have any immediate effect on the manner in which the Funds are managed.

Q. Why am I being asked to approve the elimination of certain of the Funds' fundamental investment policies?

A. Several of the Funds' current fundamental investment policies reflect past regulatory, business or industry conditions, and practices or requirements that are outdated, unnecessary or potentially burdensome. Approval of the Proposals to eliminate certain investment policies initially will not result in any immediate changes to the management of the Funds, but will provide the Funds with greater flexibility to pursue their investment goals. Again, these changes will help bring uniformity of investment policies among the Funds.

Q. Why am I being asked to approve amending the Income Equity Fund's and VA Income Equity Fund's fundamental investment objective?

A. The Funds' investment objective is to seek to achieve high current income and moderate appreciation of capital primarily through investment in income producing equity securities. This investment objective cannot be changed without shareholder approval. On April 7, 2006, the Trustees unanimously approved changing the Funds' investment objective read as follows: "The investment objective is to seek to achieve current income and moderate appreciation of capital primarily through investment in income producing equity securities." The Proposal to change the "high income" component of the objective to "current income" reflects the Advisor's determination that, because those equity securities which provide the highest dividends may also carry a disportionately high market risk, the overall return of the Funds (i.e., the combination of income and capital appreciation) could be enhanced by eliminating the existing constraint that requires the Advisor to focus on the highest dividend-paying equity securities. It also could allow the Advisor to invest in better quality companies than would be the case if it were required to invest primarily in high dividend-paying companies.

Q. Why am I being asked to approve the reorganization of the Trusts from separate Massachusetts business trusts to a single Delaware statutory trust?

A. There are no legal reasons to maintain the Trusts as separate entities, and combining the Trusts will eliminate duplication and inconsistencies which exist in administering the Funds. In addition, Delaware law offers several advantages to investment companies organized as a Delaware statutory trust as compared to Massachusetts business trusts. The Delaware statutory trust allows greater flexibility in an investment company's business operations, is a more detailed and comprehensive set of statutory regulations, and offers greater clarity about shareholder and Trustee responsibility and liability.

Q.    When will the Proposals take effect if they are approved?

A. If approved, each of the Proposals will become effective on or about June 23, 2006.


Q.    How do I vote my shares?

A. You may vote your shares (i) in person, by attending the Special Meeting; (ii) by mail; (iii) by calling toll-free 1-888-221-0697; or
      (iv) online through the website at www.proxyweb.com. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided.


      Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 6, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 6, your shares will be voted by the proxies as follows:

o     IN FAVOR of the nominees for the Board of Trustees (Proposal 1);

o IN FAVOR of ratifying the selection of Ernst & Young LLP as independent auditors (Proposal 2);


o IN FAVOR of amending certain of the fundamental investment policies that apply to your Fund(s) (Proposals 3(a)-3(i));


o IN FAVOR of eliminating certain of the fundamental investment policies that apply to your Fund(s) (Proposals 4(a)-4(g));

o IN FAVOR of amending the Income Equity Fund's and VA Income Equity Fund's fundamental investment objective (Proposal 5); and

o IN FAVOR of the reorganization of the Trusts from Massachusetts business trusts to a single Delaware statutory trust (Proposal 6).

Q.    If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trusts a written revocation or a later-dated proxy that is at or prior to the Special Meeting, or (2) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.



                                THE PROPOSALS

PROPOSAL 1: ELECTION OF CARL A. NELSON, TADD C. SEITZ, MARK D. SHARY and THOMAS J. WESTERFIELD AS TRUSTEES OF EACH TRUST

Who are the current Trustees, and who is standing for election as a Trustee?

The Board of Trustees of each Trust currently consists of four (4) Trustees:
David S. Schoedinger, John M. Shary, Thomas J. Westerfield and William R. Wise. Except for Mr. Thomas J. Westerfield, each of the Trustees currently serving on the Board was previously elected as Trustees by shareholders of the Trusts and is not an "interested person" as defined under the Investment Company Act of 1940, as amended, (the "1940 Act") (hereafter referred to as an "Independent Trustee"). Please see "Who are the Incumbent Trustees of the Trusts?" and "Who are the Nominees/Trustees Standing for Election," in this Proxy Statement for biographical information about the current Trustees and Carl A. Nelson, Tadd C. Seitz, Mark D. Shary and Thomas J. Westerfield, who are standing for shareholder election as Trustees.



At the January 2006 Nominating Committee meetings of the Trusts, the Independent Trustees nominated Carl A. Nelson, Tadd C. Seitz and Mark D. Shary to serve as Independent Trustees of the Trusts, effective the date of their election by shareholders of the Trusts. The Board proposed adding three Independent Trustee positions in anticipation of, and to allow for a transition period before, the mandatory retirement of Messrs. John M. Shary and William R. Wise in April 2007. Thomas J. Westerfield was elected to serve as a Trustee at the January 2001 Board meeting by the Trustees then in office, but has not been elected by shareholders. Under Section 16(a) of the 1940 Act, the Board may not elect new Trustees in the absence of shareholder approval unless, after giving effect to the election, at least two-thirds of the Trustees then in office shall have been elected by shareholders. In order to give the Board the ability to add a limited number of new Trustees in the future without the added expense of holding another shareholder meeting, it is proposed that Thomas J. Westerfield be elected by shareholders at the same time shareholders approve the addition of Carl A. Nelson, Tadd C. Seitz and Mark D. Shary. (Assuming that the proposed nominees are elected, the number of members constituting the entire Board would be increased to seven from four, and upon the retirement of Messrs. J. Shary and Wise that number would be reduced to five. There is no present intention on the part of the Board to increase the number of Board members beyond five following the resignations of Messrs. J. Shary and Wise, although the Board may at any time add one or more members if it is deemed appropriate.)



The role of the Trustees is to oversee the operations of the Funds. The Board is responsible for managing the Trusts' business affairs and for exercising all of the Trusts' powers except those reserved to shareholders. The Trustees seek to make certain that the Trusts are operated for the benefit of shareholders. The Trustees review the Funds' performance, and select and oversee the services provided to the Funds by Huntington Asset Advisors, Inc., the Funds' investment advisor (the "Advisor"), as well as Laffer Investments, Inc., sub-advisor to the Macro 100 Fund and VA Macro 100 Fund, (the "Sub-Advisor"), and the Trusts' other service providers.

Carl A. Nelson, Tadd C. Seitz and Mark D. Shary are currently eligible and each has consented to serve as a Trustee of the Trusts if elected by shareholders. The Board has no reason to believe that Messrs. Nelson, Seitz or M. Shary will become unavailable for election as Trustee. If elected by shareholders, Messrs. Nelson, Seitz and M. Shary, like the other Trustees, will each hold office without limit in time until death, resignation, retirement (which is mandatory at age 72) or removal, or until the next meeting of shareholders to elect successor Trustees and the election and qualification of his successor. The election of Messrs. Nelson, Seitz, M. Shary and Westerfield as Trustees of the Huntington Trust and the VA Trust, respectively, requires a plurality vote of the shares of the Huntington Trust and VA Trust, respectively, represented in person or by proxy at the Special Meeting and entitled to vote.

If Messrs. Nelson, Seitz, M. Shary or Westerfield shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy may be cast for a substitute candidate by the persons named on the proxy card, or their substitutes, present and acting at the Special Meeting. The selection of any substitute candidate for election as a Trustee will be made by the Nominating Committee and approved by a majority of the Trustees who are Independent Trustees.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR ELECTION TO THE BOARD
          OF TRUSTEES OF THE TRUSTS AS DESCRIBED IN THIS PROPOSAL 1


------------------------------------------------------------------------------

PROPOSAL 2: APPROVAL OF RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE TRUSTS

The 1940 Act requires that the Trusts' independent auditors be selected by the Board, including a majority of the Independent Trustees, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of the Trusts, including a majority of the Independent Trustees, unanimously approved the selection of Ernst & Young LLP (the "Auditors") for the current fiscal year at an Audit Committee meeting held on February 15, 2006.



On March 2, 2004, the Board of Trustees of the Trusts, upon the recommendation of the Trusts' Audit Committee, decided to engage Ernst & Young LLP as independent auditors for the Funds' fiscal year ended December 31, 2004. For the prior fiscal years ended December 31, 2002 and 2003, KPMG LLP ("KPMG") audited the Funds' financial statements. KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Trusts and KPMG on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreement in its report.



The selection by the Board of the Auditors as independent auditors for the current fiscal year is hereby submitted to the shareholders for ratification. Apart from their fees as independent auditors, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trusts or their Advisor. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trusts' best interests.

Representatives of the Auditors are not expected to be present at the Special Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors for the Huntington Trust and the VA Trust, respectively, will require the vote of "a majority of the outstanding voting securities" of the Huntington Trust and the VA Trust, respectively, as defined in the 1940 Act. (See "Further Information About Voting and the Special Meeting" below.)

Audit Fees. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the last two fiscal years ended December 2005 and 2004 were $294,039 and $280,498, respectively, for the Huntington Trust and $9,961 and $9,502, respectively, for the VA Trust.

Audit-Related Fees. There were no fees billed by Ernst & Young LLP for assurance and other services related to the performance of the audit of each Trust's financial statements and not reported above under "Audit Fees" for the last two fiscal years ended December 31, 2005 and 2004.

Tax-Fees. The aggregate fees billed by Ernst & Young LLP for tax compliance, tax advice and tax planning (together "tax-related services") provided to the Trusts for the last two fiscal years ended December 31, 2005 and 2004 were $58,750 and $55,861, respectively, for the Huntington Trust and $2,250 and $2,139, respectively, for the VA Trust. These tax-related services include services related to tax compliance, tax advice and tax planning. These tax-fees were approved by the Audit Committee of the Trusts.

All Other Fees. There were no fees billed by Ernst & Young LLP for products and services other than those set forth above for the Trusts' last two fiscal years ended December 31, 2005 and 2004. There were no fees for products and services other than those set forth above billed by Ernst & Young LLP that relate directly to the operations or financial reporting of the Trusts.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & young LLP for services rendered to the Trusts and the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trusts for their last two fiscal years ended December 31, 2005 and 2004 were $68,275 and $72,941, respectively, for the Huntington Trust and $11,775 and $19,219, respectively, for the VA Trust. These amounts include the tax fees described above for the Trusts and tax fees for Huntington National Bank's trust department related to settlement funds where Huntington National Bank is executor.

The Audit Committee has considered whether, and determined that, the provisions of the non-audit services that were rendered to the Trusts' Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts that were not pre-approved are compatible with maintaining the Auditor's independence. There were no audit-related fees, tax service fees or other service fees with respect to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor subject to pre-approval for the fiscal years ended December 31, 2005 and 2004.



Please see the discussion under the title "Audit Committee" for a discussion of the Audit Committee's pre-approval policies and procedures.



              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
      SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS
                       AS DESCRIBED IN THIS PROPOSAL 2



------------------------------------------------------------------------------



INTRODUCTION TO PROPOSALS 3 AND 4: APPROVAL OF CHANGES TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT POLICIES

Why are the Funds amending or eliminating certain of their fundamental investment policies?

The 1940 Act, which was adopted to protect mutual fund shareholders, requires investment companies, such as the Funds, to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to voluntarily designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Advisor, as well as the Sub-Advisor.

After the Huntington Trust was formed in 1987 (the VA Trust was formed in 1999), legal and regulatory requirements applicable to mutual funds changed. Among other developments, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and no longer apply. As a result of prior state regulatory restrictions, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. In addition, because the Funds have been formed at different times, they are subject to differing fundamental investment policies regarding the same types of investment activities. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment or elimination of certain of the Funds' fundamental investment policies.

The proposed amendments would:

      (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act; and

      (ii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

By reducing the number of policies that can be changed only by shareholder vote, and by standardizing and streamlining those investment policies, the Trustees believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the Advisor's (and the Sub-Advisor's) ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

The recommended changes are specified below. Each of Proposals 3(a) through 3(i) and Proposals 4(a) through 4(g), will be voted on separately by shareholders of each Fund that is affected by the proposed changes, and the approval of each Proposal by each Fund will require the approval of "a majority of the outstanding voting securities" of each such Fund as defined in the 1940 Act. (See "Further Information About Voting and the Special Meeting" below.)

Description of Proposed Changes

The proposed standardized fundamental investment policies (discussed in Proposals 3(a) through 3(i)) cover those areas for which the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") related thereto (the "Regulatory Standard") requires the Funds to have a fundamental restriction. As modified, the proposed policies will satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Funds' investment objectives. Although the proposed changes in fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Advisor has represented to the Board that the Advisor does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change (i.e., increase) in the level of investment risk associated with investments in the Funds. Based on the Advisor's representations to the Board, it is not anticipated that the proposed changes in fundamental investment policies, individually or in the aggregate, will, at this time, change materially the manner in which the Funds are currently managed. Shareholders, of course, would be informed if any changes are made to the Funds' investment policies or strategies if they would materially affect the way the Fund is managed or would have a material impact on the risk of their investment.

The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Shareholders should note that certain of the fundamental investment policies that are treated separately below currently are combined within a single existing fundamental investment policy.

Presently, if a Fund adheres to a fundamental policy percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy except for limitations on borrowing. This policy will continue to apply for any of the proposed changes that are approved.



------------------------------------------------------------------------------


PROPOSAL 3: APPROVAL OF AMENDMENTS TO CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES



PROPOSAL 3(a): TO (1) AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING DIVERSIFICATION (Money Market Fund, U.S. Treasury Money Market Fund, Dividend Capture Fund, Growth Fund, Income Equity Fund, International Equity Fund, Macro 100 Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Situs Small Cap Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Mortgage Securities Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund (collectively, the "Diversified Funds"); AND (2) ELIMINATE THE FUNDAMENTAL POLICIES REGARDING DIVERSIFICATION (Florida Tax-Free Money Fund, Ohio Municipal Money Market Fund, Michigan Tax-Free Fund and Ohio Tax-Free Fund (collectively, the "Tax-Exempt Funds")):

The Tax-Exempt Funds, Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Mortgage Securities Fund and Short/Intermediate Fixed Income Securities Fund are presently subject to certain fundamental investment policies relating to diversification of their investments that provide that each such Fund may not:

      Purchase more than 10% of the voting securities of any issuer.

 In addition, except for the Tax-Exempt Funds, each of the foregoing Funds may not:

      Invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations).

The VA Growth Fund and VA Income Equity Fund are presently subject to fundamental investment policies relating to diversification of their investments that provide that each such Fund may not:

      Purchase more than 10% of the voting securities of any issuer.

       Invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations).

The Dividend Capture Fund, International Equity Fund, Macro 100 Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund and Situs Small Cap Fund are presently subject to a fundamental investment policy which merely states that each such Fund is a "diversified fund" (which would incorporate the 1940 Act definition of "diversification" set forth below).

Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. However, up to 25% of the fund's total assets may be invested without regard to these limitations. In addition, the 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other open-end investment companies.

"Non-diversified" mutual funds are not subject to the 1940 Act prohibitions, but must meet the diversification requirements of the Internal Revenue Code, which prohibits the purchase of securities of any issuer if, at the end of each fiscal quarter, more than 5% of the Fund's total assets would be invested in securities of that issuer (except that up to 50% of the Fund's total assets (taken at current value) may be invested without regard to such 5% limitation), provided that no more than 25% of its total assets (taken at current value) would be invested in the securities of a single issuer. There is no limit to the percentage of assets that may be invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

In order to afford the Advisor maximum flexibility in managing the assets of the Funds subject to this Proposal, and to create uniform diversification policies among the Funds, the Board proposes (i) with respect to the Tax-Exempt Funds (which are classified as "non-diversified" investment companies), to eliminate the 10% issuer diversification policy because it is inconsistent with such Funds' status as "non-diversified" investment companies, and (ii) with respect to the Diversified Funds, to amend the diversification policies to make them consistent with the definition of a "diversified investment company" under the 1940 Act, the SEC general definition of diversification, and the SEC staff's interpretations regarding the classification of certain portfolio investments for these purposes under the 1940 Act ("Regulatory Diversification Standard").

Upon approval of such Funds' shareholders, the fundamental investment policies of the Diversified Funds relating to diversification will be amended to provide that each such Fund may:

      Purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Upon approval of the shareholders of the Tax-Exempt Funds, the fundamental investment policies of such Funds relating to the 10% issuer diversification will be deleted.


What effect will amending the current fundamental diversification policies described above have on the Funds?

With respect to the Diversified Funds, amending the diversification policies as described above would make the policies continuously co-extensive over time with the definition of a "diversified investment company." This would allow the Advisor to manage the Funds, from a diversification standpoint, in as broad a manner as is permissible under the then-current Regulatory Diversification Standard. Under the current Regulatory Diversification Standard, the Diversified Funds would be able to exclude holdings in securities in other investment companies from the 5% investment limitation, thus enhancing the Diversified Funds' ability to use money market funds for cash management purposes. The proposed investment policies also clarify that the 5% limitation does not apply to 25% of the Diversified Funds' total assets, and thus would allow the Diversified Funds to invest a greater portion of their assets in a smaller number of issuers.

With respect to the Tax-Exempt Funds, the proposed deletion of the current 10% issuer diversification policies as described above would cause these Funds to be subject to diversification requirements of the Internal Revenue Code, thereby enabling such Funds to invest, with respect to 50% of their total assets, up to 25% in a single issuer (unless the issuer was a government security or a registered investment company, where the limitations would not apply). Because of the limited number of tax-exempt issuers in a single state, it would allow these Funds greater flexibility to invest more of their assets in a single issuer.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(a)



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PROPOSAL 3(b):  TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
CONCENTRATION OF INVESTMENTS (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Short/Intermediate Fixed Income Securities Fund are presently subject to a fundamental investment policy relating to the concentration of their investments that provides that each such Fund may not:

      Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities and securities of other investment companies), and (ii) with respect to the Tax-Exempt Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of the Advisor, an economic, business or political development other than state-wide, national or international development) affecting one such municipal obligation would also affect others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

The VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to the concentration of their investments that provides that each such Fund may not:

      Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities), such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

Under the 1940 Act, each Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. Under the federal securities laws, an investment company "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it has adopted a fundamental policy authorizing it to do so.

Upon the approval of shareholders of the Funds subject to this Proposal, each Fund's fundamental investment policy regarding concentration will be amended to provide that each such Fund may not:

      Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

In addition, the Trustees have approved certain related non-fundamental investment policies for all Funds of the Huntington Trust and (except for the policy described in (d) below) for all Funds of the VA Trust, which will be adopted if the new fundamental investment policy is approved by shareholders. These non-fundamental policies will provide that, in applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); (c) asset-backed securities will be classified according to the underlying assets securing such securities; and
(d) with respect to the Tax-Exempt Funds, municipal securities will not be deemed to constitute an industry. Also, to conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, a Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. Moreover, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

What effect will amending the current policies regarding industry concentration have on the Funds?

The proposed amended fundamental policy would significantly simplify the Funds' current concentration policies. Further, the new policy would provide the VA Growth Fund and VA Income Equity Fund with additional flexibility by removing the 25% limitation on investing in securities of other investment companies. Also, by making the policy continuously co-extensive with the then-current regulatory definition of "concentration," the Advisor would at all times be able to manage the Funds, from a concentration standpoint, in as broad a manner as is regulatorily permissible.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(b)



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PROPOSAL 3(c):  TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
ISSUING SENIOR SECURITIES (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to fundamental investment policies that provide that each such Fund may not issue senior securities.

Under the 1940 Act, the Funds must have a fundamental investment policy describing their ability to issue senior securities. A "senior security" is an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the company's shareholders with respect to the same earnings or assets. The 1940 Act limits the ability of an open-end investment company to issue senior securities in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided the investment company meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). Each of these transactions may provide the Fund with additional investment options to help hedge against market changes, manage their cash flow and generate additional investment return with a measured amount of risk. According to regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits an investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risks associated with these transactions.

The proposed investment policy would allow the Funds to issue senior securities (i.e., engage in the types of transactions described above if otherwise consistent with their investment objectives and strategies) within the limits established under the 1940 Act or under any rule or regulation of the SEC, or any SEC staff interpretation thereof.

However, please note that the Funds can engage in limited borrowings (see Proposal 3(e)).

Upon shareholder approval, the fundamental investment policy governing issuing senior securities by the Funds subject to this Proposal will state that each such Fund may:

      Issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

What effect will amending the fundamental investment policies regarding issuing senior securities have on the Funds?



The proposed senior securities policy would clarify the Funds' ability to engage in the permissible types of transactions outlined above, which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. It should be noted, though, that engaging in those transactions may subject a Fund to additional costs (i.e., additional interest expense) and risks and that the Advisor will carefully consider whether the potential benefits of these transactions outweigh such costs and risks. The principal risk created by the use of senior securities is leverage risk, i.e., that it is possible that the Fund's loss on the transaction may exceed the amount invested.



              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(c)



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PROPOSAL 3(d):  TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
LENDING (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Short/Intermediate Fixed Income Securities Fund are presently subject to a fundamental investment policy relating to lending that provides that each such Fund may not:

      Loan more than 20% of the Funds' portfolio securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

      Make  loans  to any  person  or firm  except  as  provided  below;
      provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than A by Moody's or S&P, or the equivalent, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into repurchase agreements. However, each of the Funds may lend its portfolio securities to brokers, dealers or other institutional investors deemed by the Advisor, the Trust's manager, pursuant to criteria adopted by the Trustees, to be creditworthy if, as a result thereof, the aggregate value of all securities loaned does not exceed 20% (5% in the case of the Michigan Tax-Free Fund) of the value of total assets and the loan is collateralized by cash or U.S. government obligations that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Such transactions will comply with all applicable laws and regulations.

The VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to lending that provides that each such Fund may not:

      Loan more than 20% of the Funds' portfolio securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

      Make loans to any person or firm except as provided below; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than A by Moody's or S&P, or the equivalent, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into repurchase agreements. However, each of the Funds may lend its portfolio securities to brokers, dealers or other institutional investors deemed by the Advisor, the Trust's manager, pursuant to criteria adopted by the Trustees, to be creditworthy if, as a result thereof, the aggregate value of all securities loaned does not exceed 20% of the value of total assets and the loan is collateralized by cash or U.S. government obligations that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Such transactions will comply with all applicable laws and regulations.

Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could be, under certain circumstances, considered to be loans. For example, if the Funds invest in debt securities, such investments might be considered to be a loan from the Funds to the issuer of the debt securities. In order to ensure that a Fund may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Funds' current fundamental policies specifically carve out such activities from their prohibitions.

The proposed investment policy would allow the Funds subject to this Proposal to lend within the limits established under the 1940 Act or under any rule or regulation of the SEC, or any SEC staff interpretation thereof.

Upon shareholder approval, the fundamental investment policy governing lending by the Funds subject to this Proposal will state that each such Fund may:

      Lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The fundamental policies relating to lending will be combined with such Funds' fundamental policies relating to borrowing money (See Proposal 3(e) below).


What effect will amending the current lending policies have on the Funds?



The proposed amended lending policy would expand the current policy (which enumerates specific exceptions to the general prohibition against lending) by defining permissible lending of money and other assets to encompass any such activity which is, at the time in question, permitted by the then-current Regulatory Standard. This would provide the Funds with greater lending flexibility. In the current instance, the Funds would now be able to lend up to 33-1/3% (rather than the 20% at present and 5% in the case of the Michigan Tax-Free Fund) of their portfolio securities to brokers under its securities lending program which provides the Funds with additional income they otherwise would not have. Lending of money or other assets creates credit risk (the risk that the borrower will not pay the interest and principal on the loan when due) and interest rate risk (the risk that interest rates will rise and, therefore, the return of the Funds' loan will be lower than current market rates). It is not expected that the adoption of the proposed policy would pose any significant additional risks as the proposed policy is not expected to affect the way the Funds are currently managed.



              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(d)


------------------------------------------------------------------------------



PROPOSAL 3(e): TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING BORROWING MONEY (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Short/Intermediate Fixed Income Securities Fund are presently subject to a fundamental investment policy relating to borrowing money that provides that each such Fund may not:

      Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for an indebtedness, except that each of the Michigan Tax-Free Fund, Intermediate Government Income Fund and Florida Tax-Free Money Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by the pledge of not more than 15% (10% for the Florida Tax-Free Money Fund) of the current value of its total net assets (but investments may not be purchased by these Funds while any such borrowings are outstanding).

The VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to borrowing money that provides that each such Fund may not:

      Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for an indebtedness.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to the claims of creditors who might have a claim to the company's assets that would take precedence over the claims of shareholders. An investment company's borrowing policy must be fundamental.

Under the 1940 Act, an investment company may borrow from banks up to one-third of its total assets (including the amount borrowed). Within this limitation, an investment company may borrow up to 5% of its total assets for temporary purposes from any person. Investment companies typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows an investment company greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The proposed investment policies would allow the Funds subject to this Proposal to borrow money within the limits established under the 1940 Act or under any rule or regulation of the SEC, or any SEC staff interpretation thereof.

Upon shareholder approval, the fundamental investment policy governing borrowing money by the Funds subject to this Proposal will state that each such Fund may:

      Lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The fundamental policies of the Funds subject to this Proposal relating to borrowing money will be combined with such Funds' fundamental policies relating to lending (See Proposal 3(d) above).

What effect will amending the current borrowing policies have on the Funds?

Currently, a Fund may only borrow up to 5% (or, in some cases 10%) of its total (or net) assets, and only for temporary or emergency purposes. The proposed policy would clarify that the Funds may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom (currently 33-1/3% of current assets), and (2) from any other person for temporary or emergency purposes. In addition, under the proposed policy, the Funds would be permitted to make additional investments, even if borrowings exceed 5% of total assets (the current policy prohibiting such investments is not required by the 1940 Act and originated from informal regulatory positions).

Since the proposed borrowing policies would provide the Funds with greater borrowing flexibility, the Funds may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total returns. However, the Advisor will carefully consider whether the risks of borrowing are worth the benefits it seeks to achieve.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(e)



------------------------------------------------------------------------------


PROPOSAL 3(f): TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN COMMODITIES (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to investments in commodities that provides that each such Fund may not:

      Purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs provided, however, that the Funds may invest in futures contracts for bona fide hedging transactions, as defined in the General Regulations under the Commodity Exchange Act, or for other transactions permitted to entities exempt from the definition of the term commodity pool operator, as long as, immediately after entering a futures contract no more than 5% of the fair market value of the Funds' assets would be committed to initial margins.

Under the 1940 Act, the Funds' policies concerning investments in commodities must be fundamental. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons (such as generating additional income or return). In addition, the General Regulations under the Commodity Exchange Act have been repealed.

Upon shareholder approval, the fundamental investment policy governing investments in commodities by the Funds subject to this Proposal will state that each such Fund may:

      Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The fundamental policies of the Funds subject to this Proposal relating to investments in commodities will be combined with such Funds' fundamental policies relating to investments in real estate (See Proposal 3(g) below).

What effect will amending the commodities policies have on the Funds?



The proposed policy would afford each Fund greater flexibility to invest in financial futures contracts and related options. For example, as proposed, the policy would permit investments in financial futures instruments for either investment or hedging purposes to the full extent permitted by the current Regulatory Standard, while the current policy limits investments in futures for investment purposes to instances where no more than 5% of the fair market value of the Fund's assets would be committed to initial margins. Using financial futures instruments can involve substantial risks, and would be utilized only if the Advisor determined that such investments are advisable. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially unlimited. At the present time, the Funds do not intend to engage in these activities beyond what is disclosed in the Funds' current prospectuses.



              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(f)



------------------------------------------------------------------------------


PROPOSAL 3(g): TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN REAL ESTATE (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to investing in real estate that provides that each such Fund may not:

      Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.



Under the 1940 Act, the Funds' policies regarding investing in real estate must be fundamental. The 1940 Act does not prohibit funds from investing in real estate, either directly or indirectly. The Funds' current fundamental investment policy relating to real estate prohibits them from purchasing or selling real estate or real estate mortgage loans, but allows them to invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. Investment in real estate, directly or indirectly, is subject to the risk that a Fund's investment may decline in response to declines in property values, fluctuations of mortgage interest rates, or other adverse changes to the real estate market.



Upon shareholder approval, the fundamental investment policy governing investing in real estate by the Funds subject to this Proposal will state that each such Fund may:

      Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The fundamental policies of the Funds subject to this Proposal relating to investments in real estate will be combined with such Funds' fundamental policies relating to investments in commodities (See
Proposal 3(f) above).

What effect will amending the real estate policies have on the Funds?

The proposed fundamental investment policy will provide flexibility to the Advisor by expanding the current policy (which generally prohibits the Funds from investing in real estate, subject to certain exceptions) to instead permit the Funds to invest in any real estate related investment which is, at the time of investment, permitted by the then-current Regulatory Standard. The Funds do not, however, presently anticipate changing their current practices relating to investing in real estate if the new policy is approved by shareholders.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(g)



------------------------------------------------------------------------------


PROPOSAL 3(h): TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING UNDERWRITING SECURITIES (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to underwriting securities that provides that each such Fund may not:

      Engage in the business of underwriting securities issued by others or purchase securities, other than time deposits and restricted securities (i.e., securities which cannot be sold without registration or an exemption from registration), subject to legal or contractual restrictions on disposition.

Under the 1940 Act, each Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase a security for investment purposes that it later resells or redistributes to institutional investors or others under circumstances where the Funds could possibly be considered to be an underwriter under the technical definition of underwriter contained in the federal securities laws. For example, an investment company often purchases securities in private placement securities transactions where a resale could raise a question relating to whether or not the investment company is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances.

The proposed fundamental investment policy will permit the Funds subject to this Proposal to underwrite securities, but within the limits established under the 1940 Act or under any rule or regulation of the SEC, or any SEC staff interpretation thereof.

Upon shareholder approval, the fundamental investment policy governing underwriting investments by the Funds subject to this Proposal will state that each such Fund may:

      Underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

What effect will amending the current underwriting policies have on the Funds?

This does not constitute a substantive change in the Funds' policies, but it would add flexibility by making the amended policy continuously co-extensive with the definition of "underwriting" under the Regulatory Standard from time-to-time in effect.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(h)



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PROPOSAL 3(i):  TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to pledging, mortgaging or hypothecating assets which provides that each such Fund may not:

      Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for an indebtedness.

Upon shareholder approval, the fundamental investment policy governing pledging, mortgaging or hypothecating assets by the Funds subject to this Proposal will state that each such Fund may:

      Pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

What effect will amending the pledging policies have on the Funds?



As a general matter, the Funds' ability to pledge their assets raises senior security issues described above under Proposal 3(c) and is specifically prohibited under the 1940 Act in the absence of collateralization. The Board does not expect this change to have any material effect on the Funds' operation. However, while the current provision prohibits any pledge of Fund assets as security for indebtedness, the proposed policy would permit such activity if permitted by the then-current Regulatory Standard. Currently, the Regulatory Standard allows the pledge of Fund assets if made in connection with permissible borrowings or other permissible activities. As noted under Proposal 3(e), it is proposed that the Funds' borrowing policy be amended to permit borrowings of up to no more than 33-1/3% of Fund assets.



              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 3(i)
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               PROPOSAL 4: ELIMINATION OF CERTAIN OF THE FUNDS'

                       FUNDAMENTAL INVESTMENT POLICIES



Why is the Board of the Trusts recommending that certain of the fundamental policies be eliminated, and what effect will their elimination have on the Funds?

The Board of the Trusts has determined that certain of the Funds' current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company that intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investments in certain securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Funds has recommended, and the Board has determined, that these policies should be eliminated. The elimination of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities provided that the investments are consistent with the Funds' investment objectives and policies. Also, the Board believes that the Funds will be able to eliminate the costs and delays associated with holding future shareholder meetings to revise policies in the future.

What are the risks in eliminating the policies?

The Board does not anticipate that eliminating the policies will result in any additional material risk to the Funds. Although the Funds' current policies, as drafted, are no longer legally required, the Funds' ability to employ the investment strategies covered by them will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Funds have no current intention of changing their present investment practices as a result of eliminating these policies, except to the limited extent described below. The Board believes that eliminating the policies is in the best interest of the Funds' shareholders, as it will provide the Funds with increased flexibility to pursue their investment goals.





PROPOSAL 4(a): TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTING IN ILLIQUID SECURITIES (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund and Short/Intermediate Fixed Income Securities Fund are presently subject to a fundamental investment policy relating to investing in illiquid securities that provides that each such Fund may not:

      For all Funds except Florida Tax-Free Money Fund, invest more than 10% (15% in the case of the Government Income Fund) of the value of its total assets in illiquid securities including restricted securities, repurchase agreements of over seven days' duration and OTC options.
      The Florida Tax-Free Money Fund will not invest more than 10% of the value of its net assets in such illiquid securities. The Money Market Fund will not include in this limitation commercial paper issued under
      Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

The VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to investing in illiquid securities that provides that each such Fund may not:

      Invest more than 10% of the value of its total assets in illiquid securities including restricted securities, repurchase agreements of over seven days' duration and OTC options.

The SEC takes the position that an investment company should not invest more than 15% of its net assets in illiquid securities (10% in the case of money market funds), because investment companies issuing redeemable securities are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in each Fund's portfolio must be "liquid," so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests.

Moreover, certain state securities regulators previously required mutual funds to have a fundamental investment policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the authority to impose such requirements. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the directors and trustees of investment companies the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the Advisor, provided the Advisor's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.



There is no legal requirement for the Funds to have a fundamental policy dealing with illiquid and restricted securities and, therefore, it is proposed that the fundamental policy be eliminated. However, the Trustees have approved a non-fundamental policy for all Funds of each Trust which will be adopted if the fundamental policy is deleted. This policy will limit illiquid securities consistent with the SEC position stated above (using the Board's liquidity guidelines to determine liquidity of "restricted securities"). However, the elimination of the fundamental policy would enable the Funds to modify its non-fundamental limitation in the future without shareholder approval should regulations change.



Upon shareholder approval of Proposal 4(a), the existing fundamental policies regarding illiquid investments will be eliminated.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 4(a)



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PROPOSAL 4(b):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
INVESTMENTS IN NEW ISSUERS (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to investments in new issuers that provides that each such Fund may not:

      Invest more than 5% of its total assets in securities of any issuer which, together with any predecessor, has been in operation for less than three years.


Newer companies tend to have unproven track records (including a limited history of public financial reports), a limited product or service base, and limited access to capital, and thus are more likely to fail than are more established companies. In addition, their shares are likely to be relatively illiquid, and volatile in price. Following the adoption of NSMIA, such limitations are no longer required to be a fundamental investment policy. As a general matter, elimination of this fundamental policy is not expected to have a material impact on the day-to-day management and operation of the Funds.


Upon shareholder approval of Proposal 4(b), the existing fundamental policy regarding investments in new issuers will be eliminated.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 4(b)



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PROPOSAL 4(c):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
PURCHASES ON MARGIN (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to purchases on margin that provides that each such Fund may not:

      Purchase securities on margin or effect short sales (except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

The Funds are not required under applicable law to have a fundamental investment policy relating to purchases on margin provided the Funds adhere to the SEC's collateralization requirements. This restriction was imposed by state laws, and NSMIA preempts the requirement.



To maximize the Funds' flexibility in this area, the Board believes that the restriction on margin purchases should be eliminated. As a general matter, the Funds ability to purchase securities on margin raises senior security issues described under Proposal 3(c) and is specifically prohibited under the 1940 Act, absent collateralization. Assuming adequate collateralization, the Funds may, consistent with the 1940 Act, make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and they may obtain short-term credits for clearance of purchases and sales of securities.



Upon shareholder approval of Proposal 4(c), the existing fundamental policy regarding purchases on margin will be eliminated.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 4(c)



------------------------------------------------------------------------------


PROPOSAL 4(d): TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES REGARDING SHORT SELLING (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to selling short that provides that each such Fund may not:

      Purchase securities on margin or effect short sales (except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

The Funds are not required under applicable law to have a fundamental investment policy with respect to short sales of securities provided the Funds adhere to the SEC's collateralization requirements. To provide the Funds with enhanced flexibility, the Board believes that each Fund's policy prohibiting short sales of securities should be eliminated. These restrictions were imposed by state laws, and NSMIA preempts those restrictions. Notwithstanding the elimination of these policies, the Funds do not expect to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short. To the extent that the Funds engage in short sales (including short sales that are properly collateralized), the Funds are subject to certain risks because short selling is an aggressive trading practice with a high risk/return potential. For example, if the price of a stock sold short by a Fund rises, the Fund will lose money.



Upon shareholder approval of Proposal 4(d), the existing fundamental policy on selling securities short by the Funds will be eliminated.



              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 4(d)



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PROPOSAL 4(e):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
CERTAIN TRANSACTIONS WITH "INTERESTED PERSONS" OF THE FUNDS (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to purchases of "interested persons" that provides that each such Fund may not:

      Purchase from or sell portfolio securities to officers, Trustees or other "interested persons" (as defined by the 1940 Act) of the Funds, including its investment manager and its affiliates, except as permitted by the 1940 Act and exemptive Rules or Orders thereunder.

This policy was adopted many years ago pursuant to now preempted state securities laws concerning conflicts of interest. As a general matter, elimination of this fundamental investment policy would not have any impact on the day-to-day management of the Funds, because it merely prohibits activities which are already prohibited by the 1940 Act.

Upon shareholder approval of Proposal 4(e), the existing fundamental policy regarding purchases of "interested persons" will be eliminated.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 4(e)



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PROPOSAL 4(f):  TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES REGARDING
INVESTING IN ISSUERS OWNED BY OFFICERS AND TRUSTEES (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to investments in issuers owned by officers and Trustees that provides that each such Fund may not:

      Purchase or retain the securities of any issuer if, to the Funds' knowledge, one or more of the officers, directors or Trustees of the Trust, the Advisor or the administrator, individually own beneficially more than one-half of one percent of the securities of such issuer and together own beneficially more than 5% of such securities.

This policy was adopted many years ago pursuant to now preempted state securities laws concerning conflicts of interest. As a general matter, elimination of this fundamental investment policy should not have any impact on the day-to-day management of the Funds, as the 1940 Act's conflict of interest restrictions would continue to apply to the Funds.

Upon shareholder approval of Proposal 4(f), the existing fundamental policy regarding investments in issuers owned by officers and Trustees will be eliminated.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 4(f)



------------------------------------------------------------------------------


PROPOSAL 4(g): TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICIES REGARDING PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES (Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund):

The Florida Tax-Free Money Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Intermediate Government Income Fund, Fixed Income Securities Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Ohio Tax-Free Fund, Short/Intermediate Fixed Income Securities Fund, VA Growth Fund and VA Income Equity Fund are presently subject to a fundamental investment policy relating to purchasing securities of other investment companies that provides that each such Fund may not:

      Purchase the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition and except as permitted pursuant to Section 12(d)(1) of the 1940 Act.



This policy was originally included in such Funds' fundamental investment policies in response to various state law requirements. Under NSMIA, however, such Funds are no longer required to retain such a policy. Section 12(d)(1) of the 1940 Act contains certain limitations on an investment company's ability to invest in securities of other investment companies, and the Funds would continue to be subject to such limitations (subject to any receipt by the Funds of SEC exemptive relief). The Funds currently invest in securities of other money market funds (including affiliated funds), within the current regulatory constraints, for cash management purposes. The proposed deletion of the fundamental policy would allow the Advisor maximum flexibility to invest in securities of other funds (including non-money market funds, exchange-traded funds, unit investment trusts, etc.) to the extent permitted by the then-current Regulatory Standard. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to a layering of fees and expenses.



Upon shareholder approval of Proposal 4(g), the existing fundamental policy regarding purchasing securities of other investment companies will be eliminated.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 4(g)


------------------------------------------------------------------------------



PROPOSAL 5: TO AMEND THE FUNDAMENTAL INVESTMENT OBJECTIVE (The Income Equity Fund and VA Income Equity Fund)

The Funds' investment objective is to seek to achieve high income and moderate appreciation of capital primarily through investment in income producing equity securities. This investment objective cannot be changed without shareholder approval.

On April 7, 2006, the Trustees unanimously approved changing the Funds' investment objective. The Trustees have determined that it would be in the best interest of the Funds to change the investment objective to read as follows:

      The investment objective is to seek to achieve current income and moderate appreciation of capital primarily through investment in income producing equity securities.

The Proposal to change the "high income" component of the objective to "current income" reflects the Advisor's determination that, because those equity securities which provide the highest dividends may also carry a disportionately high market risk, the overall return of the Funds (i.e., the combination of income and capital appreciation) could be enhanced by eliminating the current constraint requiring the Advisor to focus on the highest dividend-paying equity securities. It also could allow the Advisor to invest in better quality companies than would be the case if it were required to invest primarily in high dividend-paying companies.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
           SHAREHOLDERS OF THE APPLICABLE FUNDS VOTE FOR PROPOSAL 5



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PROPOSAL 6:  APPROVAL BY THE SHAREHOLDERS OF THE HUNTINGTON TRUST OF THE
REORGANIZATION OF THE HUNTINGTON TRUST (TOGETHER WITH THE VA TRUST) FROM A MASSACHUSETTS BUSINESS TRUST TO A SINGLE DELAWARE STATUTORY TRUST

What will the Reorganization mean for the Trusts and their shareholders?



The Trustees of the Huntington Trust unanimously recommend that shareholders of the portfolios of the Huntington Trust approve an Agreement and Plan of Reorganization (the "Agreement"), substantially in the form attached to this Proxy Statement as Exhibit A, which would change the state of organization of the Trusts. This Agreement calls for the tax-free reorganization of both Trusts from separate Massachusetts business trusts into a single newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this Proxy Statement as the "Reorganization." To implement the Reorganization, the Trustees of the Trusts have approved the Agreement, which contemplates the continuation of the current business of the Trusts in the form of a new Delaware statutory trust, named "The Huntington Funds" (the "DE Trust"). As of the effective date of the Reorganization, the DE Trust will have series (each a "DE Fund" and, together, the "DE Funds") that correspond to each of the then current series of the Trusts (i.e., each Fund). Each DE Fund will have the same name as its corresponding Fund. The shareholders of the VA Trust do not need to vote on this Proposal because the Trustees of the VA Trust are authorized to reorganize the VA Trust without shareholder approval. However, the implications of the Reorganization are described below and the shareholders of the VA Trust are encouraged to read this Proposal in order to learn the facts and circumstances regarding the Reorganization.



If the Agreement is approved by shareholders of the Huntington Trust and the Reorganization is implemented, the DE Funds will have the same investment objectives, policies, and restrictions as their corresponding Funds (including, if approved by shareholders at the Special Meeting, the revised investment policies described in Proposals 3-4 and the amended investment objective described in Proposal 5 of this Proxy Statement). The Board, including the nominees identified under Proposal 1, and officers of the DE Trust would be the same as those of the Trusts, and would operate the DE Trust and the DE Funds in the same manner as these persons previously operated the Trusts and the Funds except as otherwise described below. Thus, on the effective date of the Reorganization, you will hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding Fund. For all practical purposes, a shareholder's investment in a Fund will not change.

Why are the Trustees recommending approval of the Agreement and the Reorganization?

The Trustees have determined that there are no legal reasons to maintain the Huntington Trust and VA Trust as separate entities, and that there are advantages in combining the Trusts, including streamlining the organizational structure and thereby eliminating duplication and inconsistency currently existing in certain administrative areas.

In addition, the Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts, as set forth in the following comparison.

Accordingly, the Board believes that it is in the best interests of the shareholders of the Huntington Trust to approve the Agreement.

How do the Massachusetts business trust law and the Trusts' governing documents compare to the Delaware statutory trust law and the DE Trust's governing documents?
The following summary compares certain rights and characteristics of the Trusts and their shares to the DE Trust and its shares. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Trusts and the DE Trust, attached as Exhibit B to this Proxy Statement, which is entitled "Comparison of Significant Differences Between the Proposed Delaware Statutory Trust and Existing Massachusetts Business Trusts."

Reorganizing the Trusts from Massachusetts business trusts to a single Delaware statutory trust is expected to provide several benefits to the Trusts and their shareholders. The operations of a Delaware statutory trust formed under the Delaware Statutory Trust Act (the "Delaware Act") are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline some of the provisions in each Trust's current Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to the Trusts' current operation as Massachusetts business trusts. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

Funds formed as Delaware statutory trusts under the Delaware Act are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as the DE Trust, and the fund's shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Additionally, unlike Massachusetts business trust law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware statutory entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

In addition, Massachusetts business trust law does not specifically provide that the shareholders of the Trusts are not subject to any personal liability for any claims against, or liabilities of, the Trusts solely by reason of being or having been a shareholder of the Trusts or that the liabilities of one series are not enforceable against another series of that Trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. In addition, the Delaware Act permits the DE Trust to limit the enforceability of the liabilities of one DE Fund solely to the assets of that DE Fund.

Massachusetts business trusts, as creatures of common law, involve the risk that a Trustee may be deemed to have personal liability for obligations of the Trust. By contrast, the Delaware Act specifically provides personal protection to Trustees for their acts as Trustees, much like a charter of a private corporation. Such protection will make it easier for the DE Trust to attract and retain highly qualified individuals to serve as Trustees and will reduce uncertainty.

Shares of the DE Trust and the Trusts are similar, in that each has one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and the Trusts provide for noncumulative voting in the election of their Trustees. Like the Trusts, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. For the DE Trust, shareholder meetings may be called at any time by the Board for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. For the Trusts, shareholder meetings may be called by the Boards and shall be called by the Board for the purpose of voting upon the question of the removal of any Trustee or Trustees when requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trusts. However, under SEC interpretations of the 1940 Act, the holders of not less than 10% of the outstanding shares of the DE Trust similarly will be able to call a shareholder meeting for the purpose of voting on the proposed removal of one or more Trustees. The Trusts and the DE Trust each provide certain rights to its shareholders to inspect a fund's books and records.



Nevertheless, while shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Trusts, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. Under the DE Trust's Declaration of Trust, all or substantially all of the DE Trust's assets may be sold to another fund or trust without shareholder approval unless required by the 1940 Act (Rule 17a-8 under the 1940 Act may in certain instances require shareholder approval where the acquiring entity is another fund of the DE Trust). The DE Trust and the Trusts and any series thereof may be liquidated or dissolved, in each case by the Trustees without shareholder approval. The Huntington Trust and any series thereof may be liquidated or dissolved by the Trustees with the consent of not less than two-thirds of the shares (or series of shares) of the Huntington Trust.



What are the procedures and consequences of the Reorganization?

Immediately upon completion of the proposed Reorganization, the DE Trust will continue the business of the Trusts, and each DE Fund: (i) will have the same investment objectives, policies and restrictions as those of its corresponding Fund existing on the date of the Reorganization (including, if approved by shareholders at the Special Meeting, the revised investment policies described in Proposals 3 and 4 and the amended investment objective described in Proposal 5 of this Proxy Statement); (ii) will hold the same portfolio of securities previously held by such corresponding Fund; and (iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding Fund. As the successor to the Trusts' operations, the DE Trust will adopt each Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

The DE Trust will be created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trusts. To accomplish the Reorganization, the Agreement provides that each Trust, on behalf of each Fund, will transfer all of its portfolio securities, any other assets and its liabilities to the DE Trust, on behalf of each corresponding DE Fund, in a tax-free transaction. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to the Trusts, which will then distribute those shares pro rata to shareholders of the corresponding Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of each DE Fund as you held in the corresponding Fund immediately prior to the Reorganization. The net asset value of each share of each series of the DE Trust will be the same as that of the corresponding Fund of the Trusts on the date of the Reorganization. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of a Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Trusts will be dissolved and will cease its existence.

The Trustees may terminate the Agreement and abandon the Reorganization at any time prior to the effective date of the Reorganization if the Trustees determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Huntington Trust, or if the Trustees abandon the Reorganization, each Trust will continue to operate as a Massachusetts business trust. If the Reorganization is approved by shareholders of the Huntington Trust, it is expected to be completed on June 23, 2006.

What effect will the Reorganization have on the current investment advisory agreements and the sub-advisory agreements?

As a result of the Reorganization, the DE Trust will be subject to a new investment advisory agreement between the DE Trust and the Advisor. The new advisory agreement will be substantially identical to the current management agreements between the Advisor and each Trust. It is anticipated that there will be no material change to the investment advisory agreements as a result of the Reorganization. Similarly, the Reorganization will have no material effect on the sub-advisory agreements currently in place for the Macro 100 Fund and VA Macro 100 Fund.

What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?

The DE Trust will enter into an agreement with The Huntington National Bank regarding administrative personnel and services, and an agreement with Federated Services Company regarding assisting with the provision of administrative services (including legal services) that are substantially identical to the agreements currently in place for the Trusts, including the same fee schedule. The DE Trust will also enter into (i) agreements with The Huntington National Bank for certain financial administration and portfolio accounting services; (ii) The Huntington National Bank, State Street Bank and Trust Company and The Bank of New York for custodial services; and (iii) Unified Fund Services, Inc. for transfer agency and dividend disbursing services substantially identical to the agreements currently in place for the Trusts. Edgewood Services, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Trusts, including the same fee schedule.

The DE Trust will have a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of shares of each series of the DE Trust that is substantially identical to the current distribution plan. There will be no material change to the distribution plan or fees as a result of the Reorganization.

What is the effect of shareholder approval of the Agreement?

Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) the election of Trustees; (2) selection of the independent auditors; and (3) approval of the initial investment advisory agreements and the sub-advisory agreements for the investment company. Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the DE Trust. In fact, the DE Trust must have shareholder approval of these issues or else it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Trustees have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Agreement contained in Exhibit A, and also, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election of the Trustees of the Trusts who are in office at the time of the Reorganization as Trustees of the DE Trust, (2) the selection of Ernst & Young LLP as independent auditors for the DE Trust; and (3) new investment advisory agreements between the DE Trust and the Advisor and Sub-Advisor, which are substantially identical to the investment advisory agreements and sub-advisory agreements currently in place for the Trusts.

Prior to the Reorganization, the officers will cause each Trust, as the sole shareholders of the DE Trust, to vote their shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.


What is the capitalization and structure of the DE Trust?

The DE Trust will be formed as a Delaware statutory trust pursuant to the Delaware Act. As of the effective date of the Reorganization, the DE Trust will have separate series, each of which will correspond to the similarly named series of the Trusts, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding Fund.

As of the effective date of the Reorganization, like the existing shares you hold, outstanding shares of the DE Trust will be fully paid, nonassessable (i.e., you will not owe any further money to the DE Trust to own your shares), and have no preemptive or subscription rights (i.e., no special rights to purchase shares in advance of other investors). The DE Trust will also have the same fiscal year as the Trusts.

Who will bear the expenses of the Reorganization?

Since the Reorganization will benefit each Trust and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the Trusts, whether or not the Reorganization is approved by shareholders.

Are there any tax consequences for shareholders?

The Reorganization is designed to be "tax-free" for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. As such, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Reed Smith LLP, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to the Trusts, the Funds, the DE Trust, or the DE Funds, or to their shareholders.

What if I choose to sell my shares at any time?

A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of that Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund. The value of your shares will not be affected by the Reorganization.

What is the effect of my voting "FOR" the Agreement?

By voting "FOR" the Agreement, and if the Reorganization is approved and completed, all shareholders of the Trusts will become shareholders of a mutual fund organized as a Delaware statutory trust, with trustees, an investment advisory agreement, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding Fund or Funds. In addition, if the Reorganization is approved and completed, you will have the same exchange and conversion rights that you have currently, including counting the time you held shares of a Fund for purposes of calculating any redemption fee or contingent deferred sales charges on shares you receive of the corresponding DE Fund.

What vote is required to approve the Agreement?

Assuming a quorum is present, the approval of the Agreement requires an affirmative majority vote of the outstanding shares of each Fund of the Huntington Trust. Shareholders of the VA Trust are not required or being asked to vote on this Proposal.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
           SHAREHOLDERS OF THE HUNTINGTON TRUST VOTE FOR PROPOSAL 6



------------------------------------------------------------------------------


OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 6 and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted for Proposals 1 through 6 (as applicable), and, as to any other matter properly coming before the meeting, in accordance with the judgment of the persons named in the proxy.



------------------------------------------------------------------------------


INFORMATION ABOUT THE TRUSTS

Who are the Incumbent Trustees of the Trusts?

The Board is responsible for managing the Trusts' business affairs and for exercising all the Trusts' powers except those reserved for the shareholders. The following table gives information about each Board member of the Trusts. Where required, the tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Each Board member oversees all portfolios of the Trusts and serves for an indefinite term. Information about each Board member is provided below and includes each person's name, age as of the date of this Proxy Statement, present position(s) held with the Huntington Trust and VA Trust, principal occupations for the past five years, and other directorships held for its most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Huntington Funds, 5800 Corporate Drive, Pittsburgh, PA. The Huntington Fund Complex consists of two investment companies: the Huntington Trust with 19 portfolios and the VA Trust with 10 portfolios. Each Trustee serves as Trustee for all portfolios of the Huntington Fund Complex.

Independent Trustees Background

 ------------------------

 ------------------------------------------------------------------------------
 Name
 Age
 Position With Trusts        Principal Occupations for Past Five Years and
 Date Service Began          Other Directorships Held

 ------------------------------------------------------------------------------
 David S. Schoedinger        Principal Occupations:  Since 1965, Chairman of
 Age: 63                     the Board, Schoedinger Funeral Service.  Since
 CHAIRMAN OF THE BOARD       1987, CEO, Schoedinger Financial Services, Inc.
 AND TRUSTEE
 Began serving               Previous Position: President, Board of Directors
 Huntington Trust: May       of National Selected Morticians (1992- 1993)
 1990                        (national trade association for morticians).
 Began serving VA Trust:
 June 1999                   Other Directorships Held:  None.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 John M. Shary*              Principal Occupation:  Retired.
 Age: 75
 TRUSTEE                     Previous Positions:  Member, Business Advisory
 Began serving               Board, HIE-HEALTHCARE.COM (formerly Hublink,
 Huntington Trust:           Inc.) (1993-1997) (database integration
 October 1991                software); Member, Business Advisory Board, Mind
 Began serving VA Trust:     Leaders, Inc. (formerly DPEC Data Processing
 June 1999                   Education Corp.) (1993-1996) (data processing
                             education); Member, Business Advisory Board,
                             Miratel Corporation (1993-1995) (research and development firm for CADCAM); Chief Financial
                             Officer of OCLC Online Computer Library Center,
                             Inc. (1978-1993); Member, Board of Directors,
                             Applied Information Technology Research Center
                             (1987-1990); Member, Board of Directors, AIT
                             (1987-1990) (technology).

                             Other Directorships Held:  None.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 William R. Wise             Principal Occupation:  Retired.
 Age: 74
 TRUSTEE                     Previous Positions:  Corporate Director of
 Began serving               Financial Services and Treasurer, Children's
 Huntington Trust: April     Hospital, Columbus, Ohio; Associate Executive
 1991                        Director and Treasurer, Children's Hospital,
 ------------------------    Columbus, Ohio (1985-1989).
 Began serving VA Trust:
 June 1999                   Other Directorships Held:  None.
 ------------------------------------------------------------------------------


Interested Trustee Background


 ------------------------------------------------------------------------------
 Name
 Age
 Position With Trusts        Principal Occupations for Past Five Years and
 Date Service Began          Other Directorships Held

 ------------------------------------------------------------------------------
 Thomas J. Westerfield+      Principal Occupation:  Since August 2005, of
 Age: 51                     Counsel, Dinsmore & Shohl LLP (law firm).
 TRUSTEE
 Began serving               Previous Position:  Of Counsel, Cors & Bassett
 Huntington Trust:           LLC (1993 to 2005) (law firm).
 January 2001
 Began serving VA Trust:     Other Directorships Held:  None.
 January 2001

 ------------------------------------------------------------------------------
+ Thomas J. Westerfield has been designated an Interested Trustee due to the fact that his law firm may be retained to provide legal services to the Advisor or its affiliates.



Who are the Nominees/Trustees Standing for Election?
In addition to Mr. Westerfield, whose information is described above as an Interested Trustee, the following nominees are proposed for election as Independent Trustees:


 ------------------------------------------------------------------------------
 Name
 Age                         Principal Occupations for Past Five Years and
 Position With Trusts        Other Directorships Held

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Carl A. Nelson              Principal Occupations:  Independent Business
 Age: 60                     Consultant, major manufacturing company (2002 to
 Nominee/Trustee             present); lecturer, Fisher College of Business
                             at the Ohio State University.

                             Previous Position:  Managing Partner, Arthur
                             Andersen (1971-2002)

                             Other Directorships Held: Director, Worthington Industries (steel fabricator) and Dominion Homes, Inc. (homebuilder).

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Tadd C. Seitz               Principal Occupation:  Retired.
 Age: 64
 Nominee/Trustee             Previous Positions:  Chairman and Chief
                             Executive Officer, The Scotts Company (June
                             1983-March 1995); Interim, Chief Executive
                             Officer (February 1996-July 1996).

                             Other Directorships Held:  None.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Mark D. Shary*              Principal Occupations:  Chief Executive Officer
 Age: 46                     and President, BestTransport.com, Inc. (2003 to
 Nominee/Trustee             present).

                             Previous Position:  President, Bostech
                             Corporation (2000-2002).

                             Other Directorships Held:  None.
 ------------------------------------------------------------------------------
* Family relationship: Mark D. Shary is the nephew of John M. Shary, an Independent Trustee of the Trusts.






Nominees/Trustees ownership of shares in the Funds and in the Huntington Family of Investment Companies(1) as of December 31, 200

5

--------------------------------------------------------------------------------
(1)                      (2)                    (3)

Name of Nominee/Trustee  Dollar Range of        Aggregate Dollar Range of
                         Shares Owned           Equity Securities in All
                         in the Funds           Registered Investment
                                                Companies Overseen by Trustees
                                                in the Huntington Family of
                                                Investment Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David S. Schoedinger                                     Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Dividend Capture Fund    $10,001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Growth Fund              $10,001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Mid Corp America Fund    $10,001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  New Economy Fund            $1 - $10,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Situs Small Cap Fund     $10,001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Huntington VA Funds             None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John M. Shary                                         $50,001 - $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Growth Fund              $10,001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Income Equity Fund       $10,001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Huntington VA Funds             None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas J. Westerfield                                 $50,001 - $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Money Market Fund        $10,001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Dividend Capture Fund       $1 - $10,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Growth Fund              $10.001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Income Equity Fund          $1 - $10,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  International Equity        $1 - $10,000
  Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Macro 100 Fund              $1 - $10,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Mid Corp America Fund    $10,001 - $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  New Economy Fund            $1 - $10,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Situs Small Cap Fund        $1 - $10,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Fixed Income                $1 - $10,000
  Securities Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Intermediate                $1 - $10,000
  Government Income Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Short Intermediate          $1 - $10,000
  Fixed Income
  Securities Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Mortgage Securities         $1 - $10,000
  Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Huntington VA Funds             None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William R. Wise                                          Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Growth Fund               $10,001- $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Income Equity Fund        $10,001- $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Mid Corp America Fund     $10,001- $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Macro 100 Fund            $10,001- $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Situs Small Cap Fund      $10,001- $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Fixed Income Fund         $10,001- $50,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Huntington VA Funds             None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Carl A. Nelson                    None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tadd C. Seitz                     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mark D. Shary                     None
--------------------------------------------------------------------------------

(1) The "Huntington Family of Investment Companies" refers to both the Huntington Trust and VA Trust, as both are held out to investors as related entities for investor or investment purposes.



How often do the Trustees meet and what are they paid?



The Trustees regularly meet at least four times during each fiscal year to review the operations of the Funds and the Funds' investment performance. The Trustees also oversee the services provided to the Funds by Huntington Asset Advisors, Inc. and the Trusts' other service providers. During the fiscal year ended December 31, 2005, the Trusts paid each Trustee annually a retainer of $16,500 ($21,500 in the case of the Board's Chair) and a fee of $1,500 per regular Board meeting ($750 per special Board meeting) attended. With respect to each of the Audit Committee and the Compliance Committee, each respective member received $750 for each meeting attended, and the respective Chair of each such Committee received, in addition, annually a retainer of $2,000 and an additional $250 fee for each meeting attended.



During the fiscal year ended December 31, 2005, there were nine meetings of the Board of each of the Trusts. Each of the Trustees attended at least 75% of the total number of meetings of the Board. The following table shows the fees paid to the Trustees by the Trusts for the fiscal year ended December 31, 2005:

Name of Trustee                Total Fees Received
                                 from the Trusts
--------------------------------------------------------
David S. Schoedinger                 $39,500
John J. Shary                        $34,500
Thomas J. Westerfield                $37,250
William R. Wise                      $37,000

Commencing in 2006, the Trusts will pay each Independent Trustee annually a retainer of $19,000 ($25,000 in the case of the Board's Chair), and a fee of $2,000 per regular Board meeting ($750 per special Board meeting) attended. With respect to each of the Audit Committee and the Compliance Committee, each respective member will receive a fee of $750 for each meeting attended and the respective Chair of each such Committee will receive, in addition, annually a retainer of $3,000 and an additional $250 for each meeting attended.



Each Trust's Declaration of Trust provides that each Trustee will continue in office until his or her respective successor is elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trusts until the death or incapacity of the Trustee, except that: (a) any Trustee may resign; (b) any Trustee may be removed with cause by action of two-thirds of the Trustees; and (c) any Trustee may be removed at any special meeting of the shareholders when requested in writing by the holders of not less than 10% of the outstanding shares of the Trusts. Pursuant to policies adopted by the Trustees of each Trust, the Trustees have a mandatory retirement age of 72, which was waived through April 26, 2007 for Messrs. Wise and J. Shary for the purpose of finding qualified Trustees to fill their vacancy and allow a reasonable transition time. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee as they in their discretion see fit, made by a written instrument and signed by a majority of Trustees then in office. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

What are the Committees of the Board?

Audit Committee



The Audit Committee of the Trusts was established on April 26, 2000 and currently consists of David S. Schoedinger, John M. Shary and William R. Wise (Chairman). If elected, it is proposed that Carl A. Nelson, Tadd C. Seitz and Mark D. Shary will each also become a member of the Audit Committee.



The purposes of the Audit Committee are:

      (a) to oversee the Trusts' accounting and financial reporting processes and their internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

      (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof;

      (c) to act as a liaison between the Trusts' independent auditors and the full Board;

(d)   to act as a qualified legal compliance committee; and

(e)   to review the Trusts' internal audit function, including their charters, authority and organizational structure, and to annually approve and monitor progress of the internal audit plan. The Director of Internal Audit will report to the Audit Committee.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal controls, and the auditors' responsibility to plan and carry out a proper audit.

To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to pre-approve and recommend to the Board the selection, retention or termination of auditors to perform any auditing of the Trusts' financial statements and, in connection therewith, to evaluate the independence of the auditors and to receive the auditors' specific representations as to their independence;

      (b) to pre-approve any non-audit services to be provided to the Trusts by such auditors;

      (c) to pre-approve non-audit services provided by the auditors to (i) the Trusts' Advisor, and (ii) an affiliate of the Trusts' Advisor that provides ongoing services to the Trusts where the nature of the non-audit services has a direct impact on the operations or financial reporting of the Trusts; (1)

      (d) to review information from and/or meet with the Trusts' independent auditors, including private meetings, as necessary
            (i) to review the arrangements for and the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trusts' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

      (e) to consider the effect upon the Trusts of any changes in accounting principles or practices proposed by management or the auditors;

      (f) to review the fees charged by the auditors for audit and non-audit services;

      (g) to investigate any known or suspected improprieties with respect to the Trusts' financial reporting policies or practices;

      (h) to receive in confidence, consider and, if appropriate, investigate in its capacity as a qualified legal compliance committee and report by an attorney of a material violation of an applicable United States federal or state securities law or a material breach of fiduciary duty arising under United States or state law, or a similar material violation of any United States or state law by the Trusts (or any officer, director, employee, or agent of the Trusts) (a "material violation"). At the conclusion of any investigation of a material violation, the Audit Committee shall be authorized (i) to recommend that the Trusts implement an appropriate response to evidence of a material violation, and (ii) to inform the chief executive officer of the Trusts and the Board of any such investigation and the appropriate remedial measures to be adopted. The Audit Committee is further authorized to take all other appropriate action, including notification to the SEC in the event the Trusts fail in any material respect to implement an appropriate response recommended by the Audit Committee;

      (i) to review such other matters or information that the Audit Committee believes may be relevant to the auditor, the audit engagement, or the Trusts' financial policies and procedures or internal auditing controls; and

      (j) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

A simple majority of members shall constitute a quorum and actions may be taken by a majority vote at any meeting at which a quorum is present.

The Audit Committee shall meet at least twice a year, once to review the proposed scope of the annual audit and once with the auditor (and outside the presence of management) to review the results of the annual audit. The Audit Committee is also empowered to hold special meetings as circumstances require.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s) of the Trusts. The Audit Committee may request any officer or employee of the Trusts, or any of the Trusts' service providers, or the Trusts' outside legal counsel, or auditor to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

The Audit Committee shall review the Audit Committee Charter at least annually and recommend any changes to the full Board.

The qualified legal compliance committee, as part of the Audit Committee, is authorized to receive reports from attorneys of a material violation of an applicable United States federal or state securities law or a material breach of fiduciary duty arising under United States or state law, or a similar material violation of any United States or state law by the Trusts (or any officer, director, employee, or agent of the Trusts). The qualified legal compliance committee is also authorized to receive in confidence and investigate a report of a violation of the Trusts' Code of Ethics for Principal Executive and Principal Financial Officers.

Compliance Committee

The Compliance Committee of the Trusts was established on November 4, 2004 and currently consists of David S. Schoedinger, John M. Shary, Thomas J. Westerfield (Chairman) and William R. Wise. If elected, it is proposed that Carl A. Nelson, Tadd C. Seitz and Mark D. Shary will also become a member of the Compliance Committee. The purpose of the Compliance Committee is to oversee the Trusts' compliance with the legal and regulatory requirements of the Trusts' operations including compliance with securities laws and regulations. The Compliance Committee met six times during the fiscal year ended 2005.

Nominating Committee



The Nominating Committee of the Trusts was established on August 9, 2000 and currently consists of David S. Schoedinger (Chairman), John M. Shary and William R. Wise. If elected, it is proposed that Carl A. Nelson, Tadd C. Seitz and Mark D. Shary will also become a member of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is attached as Exhibit C to this Proxy Statement. The Nominating Committee met one time during the fiscal year ended 2005.



The purpose of the Nominating Committee is to nominate a person or persons to serve as a member of the Board. The Nominating Committee will consider nominees recommended by shareholders.

This Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Nominating Committee (the "Committee") of the Trusts in filling vacancies on its Board or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of the Trusts, as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"), nominees must meet the definition of a non-interested person under the 1940 Act. The Committee should consider all relationships (beyond those delineated in the 1940 Act) that might impair independence, such as business, financial or family relationships with the Advisor or its affiliates.

2. Independent Trustee nominees must qualify for service on the Trusts' Audit Committee.

3. With respect to all Trustees, nominees must fully complete a Trustee questionnaire and must qualify under all applicable laws and regulations.

4. The proposed nominee may not be within five years of the Trusts' retirement age for Trustees unless he or she is nominated for re-election.

5. The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Trusts may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4.    The Committee may require an interview with the proposed nominee.


Nominees Recommended by Shareholders

The Committee shall consider nominations for openings on the Board from shareholders who have separately or as a group held at least 5% of the shares of one of the Trust's Funds for at least one full year.

The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

Shareholder recommendations should be sent to the attention of the Committee in care of the Trusts' Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board, the Committee shall review all recommendations in the same manner, including those received from shareholders, Trustees, officers or employees of any of the Trusts' agents or service providers, and counsel to the Trusts.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Board.

Special Proxy Voting Committee

The Special Proxy Voting Committee of the Trusts currently consists of David
S. Schoedinger, John M. Shary, Thomas J. Westerfield and William R. Wise. If elected, it is proposed that Carl A. Nelson, Tadd C. Seitz and Mark D. Shary will also become a member of the Special Proxy Voting Committee.

The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trusts with respect to specific votes referred by the Trusts' Advisor. The Special Proxy Voting Committee did not meet during the fiscal year ended 2005.

What is the process for delivering shareholder communications to the Board of Trustees?

Any shareholder who wishes to send a communication to the Board of Trustees of the Trusts should send the communication to the attention of the Trusts' Secretary at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of a Trust's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trusts' Secretary at the same address.

After reviewing the communication, the Trusts' Secretary will then immediately forward the communication to the Board of Trustees.
Communications to individual Trustees or to a Committee sent in care of the Trusts' Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.

What is the policy concerning Trustee attendance at shareholder meetings?

The Trusts are not required to hold annual meetings of shareholders. However, if a shareholder meeting is held, it is the policy of the Trusts to invite Trustees, but not require them, to attend.

Who are the Senior Officers of the Trusts?

The officers of the Trusts are elected annually by the Trustees. Each officer holds the office until qualification of his or her successor. The names, ages as of the date of this Proxy Statement, and addresses of the officers of the Trusts, as well as their principal occupations during the past five years, are set forth below:


 ------------------------------------------------------------------------------
 Name
 Age
 Address
 Position With Trusts            Principal Occupations for Past Five Years
 ---------------------------     and Previous Positions
 Date Service Began
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 B. Randolph Bateman             Principal Occupations:  President and Chief
 Age: 50                         Investment Officer, Huntington Asset
 ---------------------------     Advisors, Inc. (February 2001 to present);
 41 South High Street            Chief Investment Officer, Huntington
 Columbus, OH                    National Bank (October 2000 to present).
 PRESIDENT
 Began Serving Huntington        Previous Position:  Senior Vice President,
 Trust and VA Trust:             Star Bank (June 1988-October 2000).
 September 2005

 ----------------------------
 ------------------------------------------------------------------------------
 Charles L. Davis, Jr.           Principal Occupations:  Director of Sales
 Age: 46                         Administration, Federated Securities Corp.
 1001 Liberty Avenue             (March 2006 to present); President, Edgewood
 Pittsburgh, PA                  Services, Inc., the Funds' distributor
 CHIEF EXECUTIVE OFFICER         (March 2004 to present); Officer of various
 Began Serving Huntington        funds distributed by Edgewood Services, Inc.
 Trust and VA Trust: April       (December 2002 to present); President,
 2003                            Southpointe Distribution Services, Inc.
                                 (August 2005 to present)

                                 Previous Positions:  Vice President,
                                 Managing Director of Mutual Fund Services,
                                 Federated Services Company (October 2002 to
                                 2006); Vice President, Edgewood Services,
                                 Inc. (January 2000 to March 2004);
                                 President, Federated Clearing Services
                                 (January 2000 to October 2002); Director,
                                 Business Development, Mutual Fund Services,
                                 Federated Services Company (September 1998 to December 2000).

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 David R. Carson                 Principal Occupations:  Chief Compliance
 Age: 47                         Officer, and Anti-Money Laundering Officer
 3805 Edwards Road               of the Huntington Funds and Huntington VA
 Suite 3805                      Funds (September 2005 to present).
 Cincinnati, OH
 CHIEF COMPLIANCE OFFICER        Previous Positions:  Treasurer and Assistant
 and ANTI-MONEY LAUNDERING       Treasurer of the Huntington Funds,
 OFFICER                         Huntington Asset Advisors, Inc. (February
 Began Serving Huntington        2002 to February 2005); Vice President and
 Trust and VA Trust:             Private Financial Group Marketing Manager,
 September 2005                  Huntington National Bank (June 2001 to
                                 September 2005); Trust Officer, Firstar Bank
                                 (October 1982 to February 2001).

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 George Polatas                  Principal Occupations:  Assistant Vice
 Age: 44                         President, Federated Services Company; Vice
 1001 Liberty Avenue             President and Assistant Treasurer of various
 Pittsburgh, PA                  funds distributed by Edgewood Services, Inc.
 VICE PRESIDENT                  (January 1997 to present).
 Began Serving Huntington
 Trust and VA Trust:
 July 2003

 ----------------------------    ----------------------------------------------
 ------------------------------------------------------------------------------
 Christopher E. Sabato           Principal Occupation:  Vice
 Age: 37                         President-Financial Services, BISYS Fund
 3435 Stelzer Road               Services Ohio, Inc. (February 1993 to
 Columbus, OH                    present).
 TREASURER
 Began Serving Huntington
 Trust and VA Trust: May
 2005

 ----------------------------    ----------------------------------------------
 ------------------------------------------------------------------------------
 Victor R. Siclari               Principal Occupation:  Partner, Reed Smith LLP
 Age: 44                         (October 2002 to present).
 1001 Liberty Avenue
 Pittsburgh, PA                  Previous Positions:  Sr. Corporate Counsel and
 SECRETARY                       Vice President, Federated Services Company
 Began Serving Huntington        (prior to October 2002).
 Trust and VA Trust: August
 2002
 ------------------------------------------------------------------------------

* Officers do not receive any compensation from the Funds.

As of December 31, 2005, the Trusts' Board and officers, as a group, owned less than 1% of each Fund's and the Trusts' outstanding shares.

Who are the service providers for the Funds?

The Advisor. The investment advisor of the Funds is Huntington Asset Advisors, Inc. (the "Advisor"), a subsidiary of The Huntington National Bank ("HNB"). Pursuant to the advisory agreements, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor's address is 41 South High Street, Columbus, OH 43215.

The Sub-Advisor. The Advisor has delegated daily management of the Huntington Macro 100 Fund's and Huntington VA Macro 100 Fund's assets to Laffer Investments, Inc. (the "Sub-Advisor"). The Sub-Advisor's address is 2908 Poston Avenue, Nashville, TN 37203.

The Administrator. HNB provides the Funds with certain administrative services necessary to operate the Funds. HNB also serves as financial administrator, providing portfolio accounting services to the Funds. The Administrator's address is 41 South High Street, Columbus, OH 43215.

The Sub-Administrator. Federated Services Company ("FServ"), a wholly-owned subsidiary of Federated Investors, Inc. ("Federated"), provides the Funds with certain administrative personnel and generally assists with the provision of administrative services to operate the Funds. FServ's address is 5800 Corporate Drive, Pittsburgh, PA 15237-7010.

The Distributor. Edgewood Services, Inc. ("Edgewood"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Trusts' distributor. Edgewood, an indirect, wholly-owned subsidiary of Federated, is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829.

The Transfer Agent and Dividend Disbursing Agent. Unified Fund Services, Inc. ("Unified"), a registered transfer agent, provides the Funds with certain financial and transfer agency services. The principal business address of Unified is P.O. Box 6110, Indianapolis, IN 46206-6110.

The Custodian and Fund Accountant. The custodian for all Funds except the Huntington International Equity Fund and Huntington VA International Equity Fund and fund accountant for the Funds is HNB. HNB's address is 41 South High Street, Columbus, OH 43215. The custodian for the Huntington International Equity Fund and Huntington VA International Equity Fund is State Street Bank and Trust Company. State Street Bank and Trust Company's address is Two Heritage Drive, Quincy, MA 02171. The Sub-Custodian of the foreign assets of the Situs Small Cap Fund and VA Situs Small Cap Fund is the Bank of New York. The Bank of New York's address is 100 Church Street, New York, NY 10286. The Sub-Accountant for the Funds is BISYS. BISYS' address is 3435 Stelzer Road, Columbus, Ohio 43219.

Other Matters. The Funds' last audited financial statements and annual report, for the fiscal year ended December 31, 2005, have been previously mailed to shareholders and are available free of charge. If you have not received the annual report or would like to receive additional copies, free of charge, please write the Trusts at the address on the cover page of this Proxy Statement or call the Trusts at 1-800-253-0412 and the annual report will be sent by first-class mail within three business days.

Principal Shareholders. As of April 21, 2006, the Funds had the following number of outstanding shares of beneficial interest:


-------------------------------------------------------------------------------
Name of Fund                                  Share Class       Outstanding
                                                                   Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund    Investment A Shares    11,734,706
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares          18,659,249
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Money Market Fund              Investment A Shares   259,947,180
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares        58,717
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares         520,050,582
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Interfund Shares       39,698,156
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Ohio Municipal Money Market    Investment A Shares   117,759,062
Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares          65,473,015
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington U.S. Treasury Money Market     Investment A Shares    85,702,266
Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares         509,384,687
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Dividend Capture Fund          Investment A Shares       914,337
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares     1,603,797
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           8,754,652
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Growth Fund                    Investment A Shares       257,432
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares       156,912
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           5,753,682
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Income Equity Fund             Investment A Shares       193,623
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares       264,203
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           6,016,009
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington International Equity Fund      Investment A Shares       267,941
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares       122,233
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares          17,378,506
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Macro 100 Fund                 Investment A Shares       207,874
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares       152,549
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           2,714,602
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Mid Corp America Fund          Investment A Shares       316,257
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares       548,416
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           9,341,379
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington New Economy Fund               Investment A Shares       444,812
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares       235,780
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           5,345,919
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Rotating Markets Fund          Investment A Shares       196,879
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           2,705,877
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Situs Small Cap Fund           Investment A Shares       432,811
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares       160,719
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           4,247,982
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Fixed Income Securities        Investment A Shares        85,404
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares       146,546
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           8,202,082
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Intermediate Government        Investment A Shares       188,981
Income Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares        51,411
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares          10,636,386
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund         Investment A Shares       454,033
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares        58,137
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           1,927,167
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Mortgage Securities Fund       Investment A Shares       183,793
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares        78,067
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           9,338,074
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund             Investment A Shares        97,259
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          Investment B Shares        68,013
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           2,290,387
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington Short/Intermediate Fixed       Investment A Shares        51,515
Income Securities Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                           Trust Shares           5,937,604
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA Dividend Capture Fund                               3,650,311
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA Growth Fund                                         2,197,647
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA Income Equity Fund                                  2,993,092
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA International Equity Fund                             245,808
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA Macro 100 Fund                                        720,198
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA Mid Corp America Fund                               1,580,446
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA New Economy Fund                                      702,877
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA Rotating Markets Fund                                 541,415
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA Situs Small Cap Fund                                  737,074
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Huntington VA Mortgage Securities Fund                              365,194
-------------------------------------------------------------------------------

Each share is entitled to one vote and fractional shares have proportionate voting rights.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trusts' management, as of April 21, 2006, the following entities held beneficially or of record more than 5% of each Fund's outstanding shares:


-------------------------------------------------------------------------------------------------------------
                Name of Fund                   Shareholder Name and          Total Shares / Percentage Owned
                                                     Address
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund -      Carey & Co.,                            11,425,200 / 97.36%
Investment A Shares                           Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund -      Carey & Co.,                              18,659,249 / 100%
Trust Shares                                  Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Money Market Fund - Investment A   Carey & Co.,                           129,189,513 / 49.70%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                      86,495,527 / 33.27%
                                              Services LLC, New
                                              York, NY
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             23,120,500 / 8.89%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Money Market Fund - Investment B   National Financial                          37,480 / 63.83%
Shares                                        Services LLC,
                                              Springfield OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                           7,082 / 12.06%
                                              Services LLC, London,
                                              OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                           6,588 / 11.22%
                                              Services LLC, New
                                              Albany, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Money Market Fund - Trust Shares   Carey & Co.,                           517,668,408 / 99.54%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Money Market Fund - Interfund      Carey & Co.,                              39,698,156 / 100%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Ohio Municipal Money Market Fund   Carey & Co.,                           102,287,635 / 86.86%
- Investment A Shares                         Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                        7,488,622 / 6.36%
                                              Services LLC, New
                                              York, NY
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Ohio Municipal Money Market Fund   Carey & Co.,                            65,229,137 / 99.63%
- Trust Shares                                Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund -  National Financial                      54,695,421 / 63.82%
Investment A Shares                           Services LLC, New
                                              York, NY
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                            24,075,674 / 28.09%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                              5,316,021 / 6.20%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund -  Carey & Co.,                           509,177,959 / 99.96%
Trust Shares                                  Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Dividend Capture Fund - Trust      Carey & Co.,                             4,025,177 / 45.98%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             3,968,898 / 45.33%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              FMCO, Columbus, OH                          753,958 / 8.61%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Growth Fund - Trust Shares         Carey & Co.,                             3,175,269 / 55.19%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             1,988,179 / 34.55%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              FMCO, Columbus, OH                          336,506 / 5.85%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Income Equity Fund - Trust Shares  Carey & Co.,                             3,431,224 / 57.03%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             1,820,731 / 30.26%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              FMCO, Columbus, OH                          353,433 / 5.87%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington International Equity Fund -        FMCO, Columbus, OH                          42,116 / 15.72%
Investment A Shares
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                                 20,046 / 7.48%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington International Equity Fund - Trust  Carey & Co.,                            10,410,112 / 59.90%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             5,360,349 / 30.84%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Macro 100 Fund - Investment A      National Financial                           11,395 / 5.48%
Shares                                        Services LLC,
                                              Bloomfield Hills, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Macro 100 Fund - Trust Shares      Carey & Co.,                             1,181,164 / 43.51%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                               926,073 / 34.11%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Mid Corp America Fund -            Carey & Co.,                                 27,272 / 8.62%
Investment  A Shares                          Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Mid Corp America Fund - Trust      Carey & Co.,                             5,805,341 / 62.15%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             2,876,967 / 30.80%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington New Economy Fund - Investment A    FMCO, Columbus, OH                          84,363 / 18.97%
Shares
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                           25,718 / 5.78%
                                              Services LLC, W.
                                              Bloomfield, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington New Economy Fund - Trust Shares    Carey & Co.,                             2,431,040 / 45.47%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             2,087,929 / 39.06%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              FMCO, Columbus, OH                         824,448 / 15.42%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Rotating Markets Fund -            FMCO, Columbus, OH                          43,456 / 22.07%
Investment A Shares
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                           17,128 / 8.70%
                                              Services LLC,
                                              Belleville, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Rotating Markets Fund - Trust      Carey & Co.,                             1,265,986 / 46.79%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             1,252,054 / 46.27%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              FMCO, Columbus, OH                          182,599 / 6.75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Situs Small Cap Fund - Investment  FMCO, Columbus, OH                         139,633 / 32.26%
A Shares
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Situs Small Cap Fund - Trust       Carey & Co.,                             1,849,617 / 43.54%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             1,269,350 / 29.88%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              FMCO, Columbus, OH                         898,259 / 21.15%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Key Bank NA TTEE,                           218,742 / 5.15%
                                              Cleveland, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Fixed Income Securities -          William J. Umberg,                            8,311 / 9.73%
Investment A Shares                           Cincinnati, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Fixed Income Securities - Trust    Carey & Co.,                             4,794,842 / 58.46%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             2,146,054 / 26.16%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              SEI-Trust, Oaks, PA                         735,252 / 8.96%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              FMCO, Columbus, OH                          458,949 / 5.60%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Intermediate Government Income     National Financial                          28,728 / 15.20%
Fund - Investment A Shares                    Services LLC FEBO,
                                              Jenison, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Intermediate Government Income     National Financial                            4,525 / 8.80%
Fund - Investment B Shares                    Services LLC, N. Fort
                                              Myers, FL
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            2,939 / 5.72%
                                              Services LLC, Clinton
                                              Twp., MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Intermediate Government Income     Carey & Co.,                             6,327,231 / 59.49%
Fund - Trust Shares                           Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             3,661,294 / 34.42%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              FMCO, Columbus, OH                          645,984 / 6.07%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund -           National Financial                          57,166 / 12.59%
Investment A Shares                           Services LLC,
                                              Charlevoix, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Welland W. Sprague,                         49,552 / 10.91%
                                              Portland, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Coleman Living Trust,                        33,716 / 7.43%
                                              Grand Rapids, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                           27,479 / 6.05%
                                              Services LLC,
                                              Charlevoix, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                           22,929 / 5.05%
                                              Services LLC, Romeo,
                                              MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund -           National Financial                           9,456 / 16.27%
Investment B Shares                           Services LLC, Troy, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Cousino, Quincy, MI                          7,097 / 12.21%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                           6,028 / 10.37%
                                              Services LLC, Clinton
                                              Twp., MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            4,978 / 8.56%
                                              Services LLC, Indian
                                              Land, SC
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            4,831 / 8.31%
                                              Services LLC,
                                              Sterling Heights, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            4,212 / 7.24%
                                              Services LLC, Clinton
                                              Twp., MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            3,535 / 6.08%
                                              Services LLC,
                                              Washington, MI
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund - Trust     Carey & Co.,                             1,829,495 / 94.93%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Mortgage Securities Fund -         National Financial                           12,565 / 6.84%
Investment A Shares                           Services LLC, Copley,
                                              OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Mortgage Securities Fund -         National Financial                           7,966 / 10.20%
Investment B Shares                           Services LLC,
                                              Garfield Hts., OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            6,075 / 7.78%
                                              Services LLC,
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            4,150 / 5.32%
                                              Services LLC, Port
                                              Clinton, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Mortgage Securities Fund - Trust   Carey & Co.,                             4,680,308 / 50.12%
Shares                                        Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             4,531,743 / 48.53%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund - Investment A  National Financial                          11,379 / 11.70%
Shares                                        Services LLC,
                                              Wickliffe, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                                  9,716 / 9.99%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Ursula E. M. Umberg,                          9,450 / 9.72%
                                              Cincinnati, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              John W. Warbritton,                           8,548 / 8.79%
                                              Westerville, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            5,352 / 5.50%
                                              Services LLC,
                                              Fremont, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund - Investment B  National Financial                            4,803 / 7.06%
Shares                                        Services LLC, Toledo,
                                              OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            4,384 / 6.45%
                                              Services LLC, Grove
                                              City, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            4,234 / 6.22%
                                              Services LLC, Port
                                              Clinton, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            4,048 / 5.95%
                                              Services LLC FEBO,
                                              Massillon, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            3,607 / 5.30%
                                              Services LLC,
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund - Trust Shares  Carey & Co.,                             2,140,893 / 93.47%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Short/Intermediate Fixed Income    National Financial                          12,885 / 25.01%
Securities Fund - Investment A Shares         Services LLC,
                                              Charleston, WV
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                          10,355 / 20.10%
                                              Services LLC, Somers,
                                              MT
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              National Financial                            3,226 / 6.26%
                                              Services LLC, Dublin,
                                              OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Huntington Short/Intermediate Fixed Income    Carey & Co.,                             3,725,204 / 62.74%
Securities Fund - Trust Shares                Columbus, OH
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                              Carey & Co.,                             2,020,175 / 34.02%
                                              Columbus, OH
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                Name of Fund                   Shareholder Name and    Total Shares /
                                                     Address          Percentage Owned
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA Dividend Capture Fund           Hartford Life          2,916,405 / 79.89%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Transamerica Life        733,906 / 20.11%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA Growth Fund                     Hartford Life          1,784,776 / 81.21%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Transamerica Life        412,871 / 18.79%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA Income Equity Fund              Hartford Life          2,515,668 / 84.05%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Transamerica Life        477,423 / 15.95%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA International Equity Fund       Transamerica Life        145,301 / 59.11%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Hartford Life             76,098 / 30.96%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Carey & Co.,               24,407 / 9.93%
                                              Columbus, OH
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA Macro 100 Fund                  Hartford Life            400,477 / 55.61%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Transamerica Life        299,681 / 41.61%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA Mid Corp America Fund           Hartford Life          1,317,233 / 83.35%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Transamerica Life        263,213 / 16.65%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA New Economy Fund                Hartford Life            550,142 / 78.27%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Transamerica Life        152,735 / 21.73%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA Rotating Markets Fund           Hartford Life            472,343 / 87.24%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Transamerica Life         69,073 / 12.76%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Transamerica Life        216,377 / 29.36%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Huntington VA Mortgage Securities Fund        Transamerica Life        287,674 / 78.77%
                                              Insurance Company,
                                              Cedar Rapids, IA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Hartford Life             57,383 / 15.71%
                                              Insurance Co.,
                                              Hartford, CT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                              Carey & Co.,               20,136 / 5.51%
                                              Columbus, OH
----------------------------------------------------------------------------------------


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Hartford Life Insurance Co. is organized in the state of Connecticut and is a subsidiary of Hartford Life and Accident Insurance Co.; organized in the state of Connecticut.

National Financial Services LLC is organized in the state of Massachusetts and is a subsidiary of Fidelity Brokerage Services LLC; organized in the state of Massachusetts.

Transamerica Life Insurance Co. is organized in the state of Iowa and is a subsidiary of Aegon USA Inc.; organized in the state of Iowa.



------------------------------------------------------------------------------


FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date. Shareholders of record at the close of business on April 21, 2006 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting.

How may I vote my shares?



You may vote your shares (i) in person, by attending the Special Meeting,
(ii) by mail, (iii) by calling toll-free
1-888-221-0697, or (iv) online through the web site at www.proxyweb.com. To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the proposals on the proxy card, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not indicate a choice as to the proposals on the proxy card, your shares will be voted IN FAVOR of the election of four Trustees (Proposal 1); IN FAVOR of ratifying the selection of Ernst & Young LLP as the independent auditors for the Trusts (Proposal 2); IN FAVOR of amending certain of the Funds' fundamental investment policies (Proposal 3); IN FAVOR of eliminating certain of the Funds' fundamental investment policies (Proposal 4); IN FAVOR of amending the investment objective of Income Equity Fund and VA Income Equity Fund (Proposal 5); and IN FAVOR of reorganizing the Huntington Trust (together with the VA Trust) from a Massachusetts business trust to a single Delaware statutory trust (Proposal 6).



Revocation of Proxies. You may revoke your proxy at any time by sending to the Secretary of the Trusts a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Trusts. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Trusts. The Trusts will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trusts will not reimburse Trustees and officers of the Trusts, or regular employees and agents of HNB or FServ involved in the solicitation of proxies. The Trusts intend to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trusts, Unified (the Trusts' transfer agent), HNB (the Trusts' administrator), or FServ (the Trusts' sub-administrator) or, if necessary, a commercial firm retained for this purpose. Proxy solicitations may also be made through the Internet. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trusts do not anticipate engaging a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

Voting by Broker-Dealers. The Trusts expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Voting by Variable Annuity Contract Owners. Insurance company separate accounts, as shareholders of the Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Small Cap Fund and Huntington VA Mortgage Securities Fund (each, a "Variable Annuity Fund"), will request voting instructions from the owners of variable life insurance policies and variable annuity contracts ("Variable Contract Owners") of the separate accounts, and will vote the accounts' shares or other voting interests in the Variable Annuity Fund in proportion to the voting instructions received. Each separate account is required to vote its shares of a Variable Annuity Fund in accordance with instructions received from Variable Contract Owners. Each separate account is also required to vote shares of a Variable Annuity Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Variable Contract Owners are permitted to give instructions to the Variable Annuity Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners.

Quorum and Required Vote. The presence in person or by proxy of shareholders of each Fund or Trust, as the case may be, entitled to cast at least a majority of the votes to be cast shall constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the proposal.

Shares of the Funds of each respective Trust will be counted as a single group of shares for purposes of determining the presence of a quorum and the requisite vote for the approval of the election of Trustees of each such Trust, and the ratification of the selection of the independent auditors for each such Trust. Shares of each Fund will be counted separately for determining the presence of a quorum and the requisite vote for the approval of the changes to a Fund's fundamental investment policies as described herein and the approval of the Agreement and Plan of Reorganization. The presence of a quorum for the Funds, separately and when counted as a single group, will be established by the presence, in person or by proxy, of 50% of their outstanding shares.

The election of each Trustee with respect to the Huntington Trust and VA Trust, respectively, will require a plurality vote of the shares of the Huntington Trust and VA Trust, respectively, represented in person or by proxy at the Special Meeting and entitled to vote. The ratification of the selection of the independent auditors with respect to the Huntington Trust and VA Trust, respectively, will require approval of "a majority of the outstanding voting securities" of the Huntington Trust and VA Trust, respectively, represented in person or by proxy at the Special Meeting and entitled to vote. The shareholder approval of each change to a Fund's fundamental policies and limitations will be determined on the basis of a vote of "a majority of the outstanding voting securities" of each Fund, as defined in and required by the 1940 Act. A vote of a "majority of the outstanding voting securities" with respect to the votes by a Trust or a Fund, as the case may be, requires the lesser of (A) 67% or more of the voting securities present at such Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities. The approval of the Agreement and Plan of Reorganization of each Trust as a single Delaware statutory trust requires, with respect to each Fund of the Huntington Trust, the affirmative vote of a majority of such Fund's shares outstanding and entitled to vote.

Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the items on the proxy card, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those items. The persons named as proxies will vote in their discretion on questions of adjournment on those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

Shareholder Proposals. Neither of the Trusts are required to, and they do not intend to, hold regular shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trusts' offices, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010,
Attention: Secretary, so that they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trusts.

                                       By the Order of the Board of Trustees
                                       of The Huntington Funds and Huntington
                                       VA Funds


                                       /s/ Victor R. Siclari

                                       Victor R. Siclari
                                       Secretary


May 1, 2006



EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      This Agreement and Plan of Reorganization (the "Agreement") is made as of this __ day of May, 2006 by and between The Huntington Funds ("The Huntington Funds-Massachusetts") and The Huntington VA Funds, each a business trust created under the laws of the Commonwealth of Massachusetts (each, a "Trust"), and Huntington Funds, a statutory trust created under the laws of the State of Delaware (the "Successor Trust") (the Trusts and the Successor Trust are hereinafter collectively referred to as the "parties").



      The Agreement shall be deemed for all purposes to constitute a separate and discrete agreement between the Successor Trust and each of the Trusts, and no series of shares of either Trust shall be liable or responsible for any of the obligations of any series of the other Trust under this Agreement or otherwise notwithstanding anything to the contrary contained herein.

      1.    PLAN OF REORGANIZATION.

            (a)  Upon satisfaction of the conditions precedent described in
Section 2 hereof, each Trust will convey, transfer and deliver to the Successor Trust, at the closing (the "Closing") to be held on the closing date (the "Closing Date") provided for in Section 1(d) herein, all of such Trust's assets (consisting of all the assets belonging to each series of such Trust, which series are set forth in Schedule A hereto), to the corresponding series of the Successor Trust as set forth in Schedule A hereto. In consideration thereof, the Successor Trust will at the Closing (i) assume all of each Trust's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses incurred in connection with the Agreement (which fees and expenses shall include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any), with the effect that the obligations and liabilities of each series of each Trust shall become the obligations and liabilities of the corresponding series of the Successor Trust; and (ii) deliver to each Trust, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest of the Successor Trust's separate series and classes, equal in number to the number of full and fractional shares of each such Trust's corresponding series and classes (if any), outstanding immediately prior to the Closing, all as set forth in Schedule A hereto. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

            (b) In order to effect delivery of such shares, the Successor Trust will establish an open account for each shareholder of each series of each Trust, and, on the Closing Date, will credit to such account full and fractional shares of the appropriate series and class of the Successor Trust equal to the number of full and fractional shares such shareholder holds in the corresponding series and class of each such Trust at the close of regular trading on the New York Stock Exchange on the Closing Date; fractional shares of the Successor Trust will be carried to the third decimal place. No certificates of the Successor Trust will be delivered. On the Closing Date, the net asset value per share of each share of the Successor Trust shall be deemed to be the same as the net asset value per share of the corresponding share of each Trust at the close of regular trading on the New York Stock Exchange on the Closing Date.

            (c) As soon as practicable after the Closing Date, each Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of such Trust.

            (d) The Closing Date shall be June 23, 2006, or such earlier or later date as may be mutually agreed upon by the parties.

            (e) Delivery of the assets (subject to the liabilities) of each Trust to be transferred shall be made to The Huntington National Bank (State Street Bank and Trust Company, in the case of Huntington International Equity Fund and Huntington VA International Equity Fund; and The Bank of New York, in the case of foreign assets of Huntington Situs Small Cap Fund and Huntington VA Situs Small Cap Fund), the Successor Funds' custodian, foreign custodian and foreign sub-custodian, respectively (together, the "Custodian"), for the account of the Successor Trust with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust.

            (f) Each Trust will pay or cause to be paid to the Successor Trust any interest received on or after the Closing Date with respect to assets transferred from each such Trust to the Successor Trust and any distributions, rights or other assets received by a Trust after the Closing Date as distributions on or with respect to the securities transferred from a Trust to the Successor Trust hereunder. All such assets shall be deemed included in assets transferred to the Successor Trust on the Closing Date and shall not be separately valued.

      2. CONDITIONS PRECEDENT. The obligations of each Trust and the Successor Trust to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

            (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

            (b) (i) One or more post-effective amendments to each Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), containing such amendments to the Registration Statement as are determined under the supervision of the Trustees of each such Trust to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Successor Trust shall have adopted the Registration Statement, as so amended, as its own; and (iii) the most recent post-effective amendment or amendments to the Registration Statement filed with the Commission relating to the Successor Trust shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated).

            (c) Each party shall have received an opinion from Reed Smith, LLP, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to either Trust, the Successor Trust or shareholders of either Trust or the Successor Trust;

            (d) The shares of each series and class of the Successor Trust shall have been duly registered, qualified or otherwise authorized and are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding series and class of each Trust are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

            (e) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of The Huntington Funds-Massachusetts at an annual or special meeting or any adjournment thereof (approval of the shareholders of The Huntington VA Funds is not required);

            (f) The Trustees of the Successor Trust shall have taken the following actions at a meeting duly called for such purposes:

               (1) Approval of the investment advisory agreement between the Successor Trust and Huntington Asset Advisors, Inc. ("HAA"), and sub-advisory agreement among the Successor Trust, HAA and Laffer Investments, Inc., substantially identical to the current investment advisory contracts and sub-advisory agreements between the Trust, HAA and Laffer Investments, Inc.;

               (2) Approval of the Successor Trust's Distributor's Contract with Edgewood Services, Inc.;

               (3) Approval of the Successor Trust's Administrative Services Agreement (Form of Shareholder Services Agreement) with The Huntington National Bank;

               (4) Approval of the Successor Trust's Tax Services Agreement with BISYS Fund Services Ohio, Inc.;

               (5) Approval of the Successor Trust's Administrative Services Agreement with The Huntington National Bank;

               (6) Approval of the Successor Trust's Agreement for Sub-Administrative Services with Federated Services Company and The Huntington National Bank;

               (7) Approval of the Accounting Agreement (and related agreement) between The Huntington National Bank and BISYS Fund Services Ohio, Inc., with respect to the Successor Trust;

               (8)  Approval of the Successor Trust's Financial
                    Administrative and Accounting Services Agreement with The Huntington National Bank;

               (9) Approval of the Successor Trust's Custodian Contract and Agreement with The Huntington National Bank;

               (10) Approval of the Foreign Custody Agreements between The
                    Huntington National Bank and The Bank of New York, with respect to foreign assets of Huntington Situs Small Cap Fund and Huntington VA Situs Small Cap Fund;

               (11) Approval of the Successor Trust's Custodian Agreement
                    with State Street Bank and Trust Company;

               (12) Approval of the Distribution Plan for the Successor Trust;

               (13) Approval of the Successor Trust's Mutual Funds Services
                    Agreements for Transfer Agency Services with Unified Fund Services, Inc.;

               (14) Approval of the Successor Trust's Form of Mutual Fund
                    Sales and Services Agreement;

               (15) Approval of the Successor Trust's Multiple Class Plan;
               (16) Approval of the Successor Trust's three separate Fund
                    Participation Agreements for VA Funds with Hartford Life Insurance Company, Transamerica Life Insurance Company and Nationwide Life Insurance Company et al., respectively;

               (17) Approval of the Successor Trust's Securities Lending
                    Agreement and related agreements with PFPC Trust Company;

               (18) Selection of Ernst & Young LLP, as the Successor Trust's
                    independent auditors, for the fiscal year ending December 31, 2006;

               (19) Authorization of the issuance by the Successor Trust, prior to the Closing Date, of one share of each series and class of the Successor Trust to each Trust in consideration for the payment of the current public offering price of each such share for the purpose of enabling each Trust to vote on the matter referred to in
                    Section 2(g);

               (20) Submission of the matter referred to in Section 2(g) to each Trust as sole shareholder of each series of the Successor Trust; and

               (21) Authorization of the issuance and delivery by the
                    Successor Trust of shares of each series and class of the Successor Trust on the Closing Date in exchange for the assets of the corresponding series and class of each Trust pursuant to the terms and provisions of this Agreement;

               (22) Approval of the Successor Trust's Foreign Custody Manager
                    Agreement with The Bank of New York;

               (23) Approval of the Successor Trust's Employee Lease
                    Agreement with The Huntington National Bank.

            (g) The shareholders of The Huntington Funds-Massachusetts shall have voted to approve the reorganization and, in connection with that vote, been informed that such a vote would have the effect of directing The Huntington Funds-Massachusetts to vote, as (together with The Huntington VA Funds) the sole shareholders of the Successor Trust, to approve a new investment advisory contract between the Successor Trust and HAA and a new sub-advisory contract among the Successor Trust, HAA and Laffer Investments, Inc.

      At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Trustees of the Trusts if, in the judgment of such Trustees, such waiver will not affect in a materially adverse way the benefits intended to be accorded to the shareholders of the Trust under this Agreement.

      3. TERMINATION. The Board of Trustees of the Trusts may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of The Huntington Funds-Massachusetts, at any time prior to the Closing Date if, in the judgment of such Board of Trustees, the facts and circumstances make proceeding with this Agreement inadvisable. The termination of this Agreement with respect to either Trust shall also constitute the termination of this Agreement by the other Trust.

      4. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

      5. FURTHER ASSURANCES. Each Trust and the Successor Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

      6. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      7. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, each Trust and the Successor Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Vice President and attested by its Secretary, all as of the day and year first-above written.



Attest:                             HUNTINGTON FUNDS
                                    (a Delaware statutory trust)

By:___________________________      By:________________________


      Secretary                          Vice President



Attest:                             THE HUNTINGTON FUNDS
                                    (a Massachusetts business trust)

By:___________________________      By:________________________


      Secretary                          Vice President



Attest:                             THE HUNTINGTON VA FUNDS
                                    (a Massachusetts business trust)

By:___________________________      By:________________________


      Secretary                          Vice President




                                  SCHEDULE A


CLASS/SERIES OF THE TRUSTS                 CLASS/SERIES OF THE SUCCESSOR TRUST
--------------------------------------     -------------------------------------
--------------------------------------     -------------------------------------

A.  THE HUNTINGTON FUNDS

Huntington Dividend Capture Fund           Huntington Dividend Capture Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Fixed Income Securities         Huntington Fixed Income Securities
Fund                                       Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Florida Tax-Free Money          Huntington Florida Tax-Free Money
Fund                                       Fund
      Investment A Shares                        Investment A Shares
      Trust Shares                               Trust Shares

Huntington Growth Fund                     Huntington Growth Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Income Equity Fund              Huntington Income Equity Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Intermediate Government         Huntington Intermediate Government
Income Fund                                Income Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington International Equity Fund       Huntington International Equity Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Macro 100 Fund                  Huntington Macro 100 Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Michigan Tax-Free Fund          Huntington Michigan Tax-Free Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Mid Corp America Fund           Huntington Mid Corp America Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares


Huntington Money Market Fund               Huntington Money Market Fund
      Interfund Shares                           Interfund Shares
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Mortgage Securities Fund        Huntington Mortgage Securities Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington New Economy Fund                Huntington New Economy Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Ohio Municipal Money            Huntington Ohio Municipal Money
Market Fund                                Market Fund
      Investment A Shares                        Investment A Shares
      Trust Shares                               Trust Shares

Huntington Ohio Tax-Free Fund              Huntington Ohio Tax-Free Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Rotating Markets Fund           Huntington Rotating Markets Fund
      Investment A Shares                        Investment A Shares
      Trust Shares                               Trust Shares

Huntington Short/Intermediate Fixed        Huntington Short/Intermediate Fixed
Income Securities Fund                     Income Securities Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington Situs Small Cap Fund            Huntington Situs Small Cap Fund
      Investment A Shares                        Investment A Shares
      Investment B Shares                        Investment B Shares
      Trust Shares                               Trust Shares

Huntington U.S. Treasury Money             Huntington U.S. Treasury Money
Market Fund                                Market Fund
      Investment A Shares                        Investment A Shares
      Trust Shares                               Trust Shares











B.  THE HUNTINGTON VA FUNDS

Huntington VA Dividend Capture Fund        Huntington VA Dividend Capture Fund
Shares                                     Shares

Huntington VA Growth Fund Shares           Huntington VA Growth Fund Shares

Huntington VA Income Equity Fund           Huntington VA Income Equity Fund
Shares                                     Shares

Huntington VA International Equity         Huntington VA International Equity
Fund Shares                                Fund Shares

Huntington VA Macro 100 Fund Shares        Huntington VA Macro 100 Fund Shares

Huntington VA Mid Corp America Fund        Huntington VA Mid Corp America Fund
Shares                                     Shares

Huntington VA Mortgage Securities          Huntington VA Mortgage Securities
Fund Shares                                Fund Shares

Huntington VA New Economy Fund Shares      Huntington VA New Economy Fund
                                           Shares
Huntington VA Rotating Markets Fund
Shares                                     Huntington VA Rotating Markets Fund
                                           Shares
Huntington VA Situs Small Cap Fund
Shares                                     Huntington VA Situs Small Cap Fund
                                           Shares




EXHIBIT B


COMPARISON OF SIGNIFICANT DIFFERENCES BETWEEN THE PROPOSED DELAWARE STATUTORY TRUST
                     AND EXISTING MASSACHUSETTS BUSINESS TRUSTS

                          DELAWARE STATUTORY TRUST         MASSACHUSETTS BUSINESS TRUST      MASSACHUSETTS BUSINESS TRUST

                                                               THE HUNTINGTON FUNDS               HUNTINGTON VA FUNDS
GOVERNING DOCUMENTS/ A Delaware Statutory Trust (a      A Massachusetts Business Trust     A Massachusetts Business Trust
GOVERNING BODY       "DST") is formed by the execution  (an "MBT") is created by filing a  (an "MBT") is created by filing a
                     of a governing instrument and the  declaration of trust with the      declaration of trust with the
                     filing of a certificate of trust   Secretary of the Commonwealth of   Secretary of the Commonwealth of
                     with the Delaware Secretary of     Massachusetts and with the clerk   Massachusetts and with the clerk
                     State.  The Delaware law           of every city or town in           of every city or town in
                     governing a DST is referred to in  Massachusetts where the trust has  Massachusetts where the trust has
                     this comparison as the "Delaware   a usual place of business.  MBTs   a usual place of business.  MBTs
                     Act."                              are organized under the            are organized under the
                                                        Massachusetts statute governing    Massachusetts statute governing
                                                        business trusts (the               business trusts (the
                                                        "Massachusetts Statute").          "Massachusetts Statute").

DESIGNATION OF       The DE Trust's beneficial          The Trust's beneficial interests   The VA Trust's beneficial
OWNERSHIP SHARES OR  interests are designated as        are designated as "shares" with a  interests are designated as
INTERESTS            "shares" and are without par       par value of $.001 per share.      "shares" and are without par
                     value.                                                                value.


AMENDMENTS TO        The Delaware Act provides broad    The Massachusetts Statute          The Massachusetts Statute
GOVERNING DOCUMENTS  flexibility as to the manner of    provides that the Trustees shall,  provides that the Trustees shall,
                     amending and/or restating the      within thirty (30) days after the  within thirty (30) days after the
                     governing instrument of a DST.     adoption of any amendment to the   adoption of any amendment to the
                     Amendments to any governing        declaration of trust, file a copy  declaration of trust, file a copy
                     instrument that do not change the  with the Secretary of The          with the Secretary of The
                     information in the DST's           Commonwealth of Massachusetts and  Commonwealth of Massachusetts and
                     certificate of trust are not       with the clerk of every city or    with the clerk of every city or
                     required to be filed with the      town in Massachusetts where the    town in Massachusetts where the
                     Delaware Secretary of State.       Trust has a usual place of         VA Trust has a usual place of
                                                        business.                          business.

                     Certificate of Trust               Certificate of Trust               Certificate of Trust

                     The Delaware Act provides that,    No Certificate of Trust is         No Certificate of Trust is
                     except to the extent otherwise     required for the Trust.            required for the VA Trust.
                     provided in the certificate of
                     trust, the certificate of trust
                     of a DST may be amended at any
                     time for any purpose as the
                     Trustees may determine.

                     The Declaration of Trust for the
                     DE Trust (the "Declaration")
                     provides that the Trustees may
                     amend or restate the certificate
                     of trust of the DE Trust at any
                     time, without shareholder
                     approval, to correct any
                     inaccuracy contained therein.
                     Any such restatement and/or
                     amendment of the certificate of
                     trust shall be executed by at
                     least one (1) Trustee and shall
                     be effective immediately upon its
                     filing with the office of the
                     Secretary of State of the State
                     of Delaware or upon such future
                     date as may be stated therein.


                     Declaration of Trust               Declaration of Trust               Declaration of Trust

                     The Declaration provides that it   The Declaration of Trust for the   The Declaration of Trust for the
                     may be restated and/or amended at  Trust (the "Declaration")          VA Trust (the "Declaration")
                     any time by an instrument in       provides that it may be amended    provides that, except as
                     writing signed by a majority of    by a majority shareholder vote of  specifically provided in the
                     the then Board of Trustees and,    the outstanding shares of the      Declaration, the Trustees may,
                     if required, by approval of such   Trust with the shareholders of     without a vote of the
                     amendment by shareholders.         all series and classes voting      shareholders, amend the
                                                        together as a single class or by   Declaration.  Shareholders have a
                                                        any instrument in writing,         right to vote on (i) amendments
                                                        without a meeting, signed by a     that affect their right to vote
                                                        majority of the Trustees and       granted in the Declaration; (ii)
                                                        consented to by the holders of a   amendments that alter the maximum
                                                        majority of such shares.           number of Trustees permitted by
                                                        However, an amendment which will   the Declaration; (iii) amendments
                                                        affect the shareholders of a       that change the vote required to
                                                        particular series or class shall   amend the Declaration; (iv)
                                                        be authorized by a majority        amendments required by law or by
                                                        shareholder vote of such series    the VA Trust's registration
                                                        or class affected, and no vote of  statement filed with the shareholders of a series or class  Securities and Exchange
                                                        not affected shall be required.    Commission; and (v) amendments
                                                        The Trustees may also amend the    submitted to shareholders by the
                                                        Declaration, without the vote or   Trustees.  Any amendment required
                                                        consent of shareholders, to        or permitted to be submitted to
                                                        change the name of the Trust or    shareholders that, as the
                                                        if they deem it necessary to       Trustees may determine, affect
                                                        conform the Declaration to the     the shareholders of one or more
                                                        requirements of applicable         series or classes shall be
                                                        federal laws or regulations or     authorized by the vote of the
                                                        the requirements of the regulated  shareholders of each series or
                                                        investment company provisions of   class affected and no vote of
                                                        the Internal Revenue Code of 1986. shareholders of a series or class not affected shall be required.

                     By-Laws                            By-Laws                            By-Laws

                     The By-Laws of the DE Trust        The By-Laws of the Trust provide   The By-Laws of the VA Trust
                     provide that they may be restated  that they may be altered, amended  provide that they may be altered,
                     and/or amended at any time,        or repealed, or new By-Laws may    amended or repealed, or new
                     without the approval of the        be adopted by the Trustees,        By-Laws may be adopted by the
                     shareholders, by an instrument in  provided, however, that no By-Law  Trustees, provided, however, that
                     writing signed by, or a            may be amended, adopted or         no By-Law may be amended, adopted
                     resolution of, a majority of the   repealed by the Trustees if such   or repealed by the Trustees if
                     Board.                             amendment, adoption or repeal      such amendment, adoption or
                                                        requires, pursuant to law, the     repeal requires, pursuant to law,
                                                        Declaration or the By- Laws, a     the Declaration or the By- Laws,
                                                        vote of the shareholders.          a vote of the shareholders.


DISSOLUTION AND      The DE Trust may be dissolved at   The Trust may be terminated by     The VA Trust may be terminated
TERMINATION EVENTS   any time by vote of a majority of  the affirmative vote of the        (i) by a majority shareholder
                     the shares of the Trust entitled   holders of not less than           vote of the VA Trust, each
                     to vote or by the Board of         two-thirds of the outstanding      affected series or each affected
                     Trustees by written notice to the  shares of the Trust entitled to    class, as applicable; or (ii)
                     shareholders.  Any series or       vote at any meeting of             without the vote or consent of
                     class may be dissolved or          shareholders with the              shareholders, by a majority of
                     liquidated at any time by vote of  shareholders of all series and     the Trustees either at a meeting
                     a majority of the shares of that   classes voting together as a       or by written consent.
                     series or class or by the Board    single class, or by an instrument
                     of Trustees by written notice to   in writing, without a meeting,
                     the shareholders of that series    signed by a majority of the
                     or class.                          Trustees and consented to by the
                                                        holders of not less than
                                                        two-thirds of such shares.  Any
                                                        series or class may be terminated
                                                        by the affirmative vote of the
                                                        holders of not less than
                                                        two-thirds of the outstanding
                                                        shares of such series or class
                                                        entitled to vote at any meeting
                                                        of shareholders, or by an
                                                        instrument in writing, without a
                                                        meeting, by a majority of the
                                                        Trustees and consented to by the
                                                        holders of not less than
                                                        two-thirds of such shares.

LIQUIDATION UPON     Upon the winding up of the Trust   After termination of the Trust or  After  termination of the VA Trust
DISSOLUTION OR       in accordance with Section 3808    any series or class and            or  any   series   or  class   and
TERMINATION          of the Delaware Act and its        distribution to the shareholders,  distribution to the  shareholders,
                     termination, any one (1) Trustee   a majority of the Trustees shall   a majority of the  Trustees  shall
                     shall execute, and cause to be     execute and lodge among the        execute   and   lodge   among  the
                     filed, a certificate of            records of the Trust an            records   of  the  VA   Trust   an
                     cancellation, with the office of   instrument in writing setting      instrument   in  writing   setting
                     the Secretary of State of the      forth the fact of such             forth    the    fact    of    such
                     State of Delaware in accordance    termination, and the Trustees      termination,   and  the   Trustees
                     with the provisions of Section     shall thereupon be discharged      shall   thereupon  be   discharged
                     3810 of the Delaware Act.          from all further liabilities and   from all further  liabilities  and
                                                        duties, and the rights and         duties,   and   the   rights   and
                                                        interests of all shareholders of   interests of all  shareholders  of
                                                        the Trust or such series or class  the VA  Trust  or such  series  or
                                                        shall cease.                       class shall cease.

SHAREHOLDER AND      Shareholder Votes                  Shareholder Votes                  Shareholder Votes
                     -----------------                  -----------------                  -----------------
TRUSTEE VOTING
                     Pursuant to the Declaration,       Pursuant to the Declaration,       Pursuant to the Declaration,
                     shareholders shall have power to   shareholders shall have power to   shareholders shall have power to
                     vote only (i) for the election of  vote only (i) for the election of  vote (i) for the election of
                     Trustees, including the filling    Trustees; (ii) with respect to     Trustees; (ii) with respect to
                     of any vacancies in the Board of   any investment advisory or         any investment advisory or
                     Trustees; (ii) with respect to     management contract entered into   management contract entered into
                     such additional matters relating   by the Trust; (iii) with respect   by the VA Trust; (iii) with
                     to the Trust as may be required    to termination of the Trust or a   respect to termination of the VA
                     by the Declaration, the By-Laws,   series or class; (iv) with         Trust or a series or class; (iv)
                     the 1940 Act or any registration   respect to any amendment of the    with respect to any amendment of
                     statement of the Trust filed with  Declaration to the extent          the Declaration to the extent
                     the Securities and Exchange        provided in the Declaration; (v)   provided in the Declaration; (v)
                     Commission; and (iii) on such      with respect to any merger,        with respect to any merger,
                     other matters as the Board of      consolidation or sale of assets    consolidation or sale of assets
                     Trustees may consider necessary    as provided in the Declaration;    as provided in the Declaration;
                     or desirable.                      (vi) with respect to               (vi) with respect to
                                                        incorporation of the Trust to the  incorporation of the VA Trust to
                                                        extent provided in the             the extent provided in the
                                                        Declaration; (vii) to the same     Declaration; (vii) to the same
                                                        extent as the stockholders of a    extent as the stockholders of a
                                                        Massachusetts business             Massachusetts business
                                                        corporation as to whether or not   corporation as to whether or not
                                                        a court action, proceeding or      a court action, proceeding or
                                                        claim should or should not be      claim should or should not be
                                                        brought or maintained              brought or maintained
                                                        derivatively or as a class action  derivatively or as a class action
                                                        on behalf of the Trust or the      on behalf of the VA Trust or the
                                                        shareholders provided, however,    shareholders provided, however,
                                                        that a shareholder of a            that a shareholder of a
                                                        particular series or class shall   particular series or class shall
                                                        not be entitled to bring any       not be entitled to bring any
                                                        derivative or class action on      derivative or class action on
                                                        behalf of any other series or      behalf of any other series or
                                                        class; and (viii) with respect to  class; and (viii) with respect to
                                                        such additional matters relating   such additional matters relating
                                                        to the Trust as may be required    to the VA Trust as may be
                                                        by the Declaration, the By-Laws    required by the Declaration, the
                                                        or because of any registration of  By-Laws or because of any
                                                        the Trust as an investment         registration of the VA Trust as
                                                        company under the 1940 Act or as   an investment company under the
                                                        the Trustees may consider          1940 Act or as the Trustees may
                                                        necessary or desirable.            consider necessary or desirable.

                     Shareholders' Meetings             Shareholders' Meetings             Shareholders' Meetings

                                                        The Declaration provides that      The Declaration provides that
                                                        special meetings of the            special meetings of the
                                                        shareholders of any or all series  shareholders of any or all series
                                                        or classes may be called by the    or classes may be called by the
                                                        Trustees and shall be called by    Trustees and shall be called by
                                                        the Trustees for the purpose of    the Trustees for the purpose of
                                                        voting upon the question of the    voting upon the question of the
                                                        removal of any Trustee or          removal of any Trustee or
                                                        Trustees when requested in         Trustees when requested in
                                                        writing to do so by the holders    writing to do so by the holders
                                                        of not less than 10% of the        of not less than 10% of the
                                                        outstanding shares of the Trust,   outstanding shares of the Trust,
                                                        with the shares of all series and  with the shares of all series and
                                                        classes considered as a whole.     classes considered as a whole.
                                                        At any time when less than a       At any time when less than a
                                                        majority of the Trustees holding   majority of the Trustees holding
                                                        office have been elected by the    office have been elected by the
                                                        shareholders, the then remaining   shareholders, the then remaining
                                                        Trustees shall forthwith call a    Trustees shall call a special
                                                        special meeting of shareholders    meeting of shareholders to be
                                                        to be held as promptly as          held as promptly as possible and
                                                        possible and in any event within   in any event within 60 days for
                                                        60 days for the purpose of         the purpose of electing Trustees
                                                        electing Trustees to fill any      to fill any existing vacancies.
                                                        existing vacancies.  All such      All such meetings shall be held
                                                        meetings shall be held either at   either at the principal office of
                                                        the principal office of the        the Trust, or at such other place
                                                        Trust, or at such other place as   as may be designated by the
                                                        may be designated by the           Trustees.  Whenever ten or more
                                                        Trustees. Whenever ten or more     shareholders meeting the
                                                        shareholders meeting the           qualifications set forth in
                                                        qualifications set forth in        Section 16(c) of the 1940 Act
                                                        Section 16(c) of the 1940 Act      seek the opportunity of
                                                        seek the opportunity of            furnishing materials to the other
                                                        furnishing materials to the other  shareholders with a view to
                                                        shareholders with a view to        obtaining signatures on such a
                                                        obtaining signatures on such a     request for a meeting, the
                                                        request for a meeting, the         Trustees shall comply with the
                                                        Trustees shall comply with the     provisions of said Section 16(c)
                                                        provisions of said Section 16(c)   with respect to providing such
                                                        with respect to providing such     shareholders access to the list
                                                        shareholders access to the list    of shareholders or the mailing of
                                                        of shareholders or the mailing of  such materials to shareholders.
                                                        such materials to shareholders.

                                                        The By-Laws provide that notice    The By-Laws provide that notice
                     The By-Laws provide that all       of all meetings of the             of all meetings of the
                     notices of meetings of             shareholders, stating the time,    shareholders, stating the time,
                     shareholders shall be sent or      place and purposes of the          place and purposes of the
                     otherwise given not less than      meeting, shall be given by the     meeting, shall be given by the
                     seven (7) nor more than            Trustees by mail to each           Trustees by mail or any
                     ninety-three (93) days before the  shareholder at his address as      electronic means permitted by law
                     date of the meeting.  The notice   recorded on the register of the    to each shareholder at his
                     shall specify (i) the place, date  Trust mailed at least (10) days,   address as recorded on the
                     and hour of the meeting, and (ii)  but not more than sixty (60)       register of the VA Trust mailed
                     the general nature of the          days, before the meeting.  Only    or sent at least (10) days, but
                     business to be transacted.  The    the business stated in the notice  not more than sixty (60) days,
                     notice of any meeting at which     of the meeting shall be            before the meeting. Only the
                     trustees are to be elected also    considered at such meeting.  Any   business stated in the notice of
                     shall include the name of any      adjourned meeting may be held as   the meeting shall be considered
                     nominee or nominees who at the     adjourned without further          at such meeting. Any adjourned
                     time of the notice are intended    notice.  No notice need be given   meeting may be held as adjourned
                     to be presented for election.      to any shareholder who shall have  without further notice. No notice
                     Except with respect to             failed to inform the Trust of his  need be given to any shareholder
                     adjournments as provided by the    current address or if a written    who shall have failed to inform
                     By-Laws, no business shall be      waiver of notice, executed before  the VA Trust of his current
                     transacted at such meeting other   or after the meeting by the        address or if a written waiver of
                     than that specified in the         shareholder or his attorney        notice, executed before or after
                     notice.  Notice of any meeting of  thereunto authorized, is filed     the meeting by the shareholder or
                     shareholders shall be given        with the records of the meeting.   his attorney thereunto
                     either personally or by mail,                                         authorized, is filed with the
                     courier, telegraphic, facsimile                                       records of the meeting.
                     or electronic mail, or other
                     written communication, charges
                     prepaid, addressed to the
                     shareholder at the address of
                     that shareholder appearing on the
                     books of the Trust or its
                     transfer agent or given by the
                     shareholder to the Trust for the
                     purpose of notice.


                     The By-Laws state that when any    The By-Laws state that for the     The By-Laws state that for the
                     shareholders' meeting is           purpose of determining the         purpose of determining the
                     adjourned to another time or       shareholders of any series or      shareholders of any series or
                     place, notice need not be given    class who are entitled to notice   class who are entitled to notice
                     of the adjourned meeting at which  to vote at any meeting, or to      to vote at any meeting, or to
                     the adjournment is taken, unless   participate in any distribution,   participate in any distribution,
                     a new record date of the           or for the purpose of any other    or for the purpose of any other
                     adjourned meeting is fixed or      action, the Trustees may from      action, the Trustees may from
                     unless the adjournment is for      time to time close the transfer    time to time close the transfer
                     more than one hundred eighty       books of the Trust with respect    books of the VA Trust with
                     (180) days from the record date    to such series or class for such   respect to such series or class
                     set for the original meeting, in   period, not exceeding thirty (30)  for such period, not exceeding
                     which case the Board shall set a   days, as the Trustees may          thirty (30) days, as the Trustees
                     new record date.  If notice of     determine; or without closing the  may determine; or without closing
                     any such adjourned meeting is      transfer books the Trustees may    the transfer books the Trustees
                     required pursuant to the           fix a date not more than sixty     may fix a date not more than
                     preceding sentence, it shall be    (60) days prior to the date of     sixty (60) days prior to the date
                     given to each shareholder of       any meeting of shareholders or     of any meeting of shareholders or
                     record entitled to vote at the     distribution or other action as a  distribution or other action as a
                     adjourned meeting in accordance    record date for the determination  record date for the determination
                     with the By-Laws.  At any          of the persons to be treated as    of the persons to be treated as
                     adjourned meeting, the Trust may   shareholders of record for such    shareholders of record for such
                     transact any business that might   purposes, except for dividend      purposes, except for dividend
                     have been transacted at the        payments which shall be governed   payments which shall be governed
                     original meeting.                  by the Declaration.                by the Declaration.

                     Quorum for Shareholders' Meeting   Quorum for Shareholders' Meeting   Quorum for Shareholders' Meeting

                     The Declaration provides that,     The By-Laws state that holders of  The By-Laws state that holders of
                     except when a larger quorum is     a majority of the outstanding      a majority of the outstanding
                     required by applicable law, by     shares entitled to vote, present   shares entitled to vote, present
                     the By-Laws or by the              in person or by proxy, shall       in person or by proxy, shall
                     Declaration, thirty-three and      constitute a quorum at any         constitute a quorum at any
                     one-third percent (33-1/3%) of     meeting of the shareholders.       meeting of the shareholders.
                     the outstanding shares entitled
                     to vote, present in person or
                     represented by proxy, shall
                     constitute a quorum at such
                     meeting.  When a separate vote by
                     one or more series or classes is
                     required, thirty-three and
                     one-third percent (33-1/3%) of
                     the shares of each such series or
                     class present in person or
                     represented by proxy and entitled
                     to vote shall constitute a quorum
                     at a shareholders' meeting of
                     such series or class.

                     Action Without Meeting of          Action Without Meeting of          Action Without Meeting of
                     Shareholders                       Shareholders                       Shareholders

                     The Declaration states that any    The By-Laws state that any action  The By-Laws state that any action
                     action which may be taken at any   which may be taken by              which may be taken by
                     meeting of shareholders may be     shareholders may be taken without  shareholders may be taken without
                     taken without a meeting and        a meeting if a majority of         a meeting if a majority of
                     without prior notice if a consent  shareholders entitled to vote on   shareholders entitled to vote on
                     in writing setting forth the       the matter (or such larger         the matter (or such larger
                     action so taken is signed by the   proportion thereof as shall be     proportion thereof as shall be
                     holders of shares having not less  required by law, the Declaration   required by law, the Declaration
                     than the minimum number of votes   or the By-Laws for approval of     or the By-Laws for approval of
                     that would be necessary to         such matter) consent to the        such matter) consent to the
                     authorize or take that action at   action in writing and the written  action in writing and the written
                     a meeting at which all shares      consents are filed with the        consents are filed with the
                     entitled to vote on that action    records of the meetings of         records of the meetings of
                     were present and voted.            shareholders.                      shareholders.


                     Meetings of the Trustees           Meetings of the Trustees           Meetings of the Trustees
                     ------------------------           ------------------------           ------------------------

                     Special meetings of the Board for  Meetings of the Trustees other     Meetings of the Trustees other
                     any purpose or purposes may be     than regular or stated meetings    than regular or stated meetings
                     called at any time by the          shall be held whenever called by   shall be held whenever called by
                     chairperson of the Board, the      the President, or by any one of    the President, or by any one of
                     president, any vice president,     the Trustees, at the time being    the Trustees, at the time being
                     the secretary or any trustee.      in office.                         in office.

REMOVAL OF TRUSTEES  The governing instrument of a DST  The Massachusetts Statute does     The Massachusetts Statute does
                     may contain any provision          not contain specific provisions    not contain specific provisions
                     relating to the removal of         with respect to the removal of     with respect to the removal of
                     Trustees; provided however, that   the Trustees of an MBT. The        the Trustees of an MBT. The
                     there shall at all times be at     Declaration provides that any of   Declaration provides that any of
                     least one Trustee of the DST. The  the Trustees may be removed        the Trustees may be removed
                     Declaration provides that the      (provided the aggregate number of  (provided the aggregate number of
                     Board of Trustees, by action of    Trustees after such removal shall  Trustees after such removal shall
                     two-thirds of the then Trustees    not be less than two) with cause,  not be less than two) with cause,
                     at a duly constituted meeting,     by the action of two-thirds of     by the action of two-thirds of
                     may remove any trustee with or     the remaining Trustees.            the remaining Trustees.
                     without cause.  Shareholders
                     shall have the power to remove a
                     Trustee only to the extent
                     provided by the 1940 Act and the
                     rules and regulations thereunder.


SHAREHOLDER          Under the Delaware Act, except to  The Massachusetts Statute does     The Massachusetts Statute does
LIABILITY            the extent otherwise provided in   not include an express provision   not include an express provision
                     the governing instrument of a      relating to the limitation of      relating to the limitation of
                     DST, shareholders of a DST are     liability of the beneficial        liability of the beneficial
                     entitled to the same limitation    owners of an MBT. Therefore, the   owners of an MBT. Therefore, the
                     of personal liability extended to  owners of an MBT could             owners of an MBT could
                     shareholders of a private          potentially be liable for the      potentially be liable for the
                     corporation organized for profit   obligations of the MBT,            obligations of the MBT,
                     under the general corporation law  notwithstanding any express        notwithstanding any express
                     of the State of Delaware (such     provision in the governing         provision in the governing
                     shareholders are generally not     instrument stating that the        instrument stating that the
                     liable for the obligations of the  beneficial owners are not          beneficial owners are not
                     corporation).                      personally liable in connection    personally liable in connection
                                                        with trust property or the acts,   with trust property or the acts,
                                                        obligations or affairs of the MBT. obligations or affairs of the MBT.

TRUSTEE/AGENT        Subject to the provisions in the   The Massachusetts Statute does     The Massachusetts Statute does
LIABILITY            governing instrument, the          not include an express provision   not include an express provision
                     Delaware Act provides that a       limiting the liability of the      limiting the liability of the
                     Trustee or any other person        Trustees of an MBT. The Trustees   Trustees of an MBT. The Trustees
                     appointed, elected or engaged to   of an MBT could potentially be     of an MBT could potentially be
                     manage the DST, when acting in     held personally liable for the     held personally liable for the
                     such capacity, will not be         obligations of the MBT.            obligations of the MBT.
                     personally liable to any person
                     other than the DST or a
                     shareholder of the DST for any
                     act, omission or obligation of
                     the DST or any Trustee.
INDEMNIFICATION      Subject to such standards and      The Massachusetts Statute is       The Massachusetts Statute is
                     restrictions, if any, contained    silent as to the indemnification   silent as to the indemnification
                     in the governing instrument of a   of Trustees, officers and          of Trustees, officers and
                     DST, the Delaware Act authorizes   shareholders.                      shareholders.
                     a DST to indemnify and hold
                     harmless any Trustee, shareholder
                     or other person from and against
                     any and all claims and demands.
DERIVATIVE ACTIONS   Under the Delaware Act, a          The Massachusetts Statute does     The Massachusetts Statute does
                     shareholder may bring a            not contain specific provisions    not contain specific provisions
                     derivative action if Trustees      addressing derivative actions.     addressing derivative actions.
                     with authority to do so have
                     refused to bring the action or if
                     a demand upon the Trustees to
                     bring the action is not likely to
                     succeed. A shareholder may bring
                     a derivative action only if the
                     shareholder is a shareholder at
                     the time the action is brought
                     and:  (i) was a shareholder at
                     the time of the transaction
                     complained about or (ii) acquired
                     the status of shareholder by
                     operation of law or pursuant to
                     the governing instrument from a
                     person who was a shareholder at
                     the time of the transaction. A
                     shareholder's right to bring a
                     derivative action may be subject
                     to such additional standards and
                     restrictions, if any, as are set
                     forth in the governing instrument.





EXHIBIT C


                         NOMINATING COMMITTEE CHARTER

                             THE HUNTINGTON FUNDS
                             HUNTINGTON VA FUNDS
               (each a "Trust" and collectively, the "Trusts")


This charter shall be followed by the Nominating Committee of the Board of Trustees (the "Board") of each Trust. It sets forth the purpose, authority, and responsibilities of each Nominating Committee, and is reviewed and approved annually by the Board.

Purpose

The Nominating Committee (the "Committee") has as its primary purpose responsibility for the nomination of a person or persons to serve as a member of the Board.

Authority

The Committee has been duly established by the Board, and shall be provided with appropriate resources to effectively discharge its responsibilities.

Composition and Term of Committee Members

The Committee shall be comprised of all Trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (individually, an "Independent Trustee" and collectively the "Independent Trustees"). The members of the Committee shall designate one member to serve as Chairman of the Committee.

Each member of the Committee shall serve as long as he or she qualifies as an "Independent Trustee."

Meetings

Meetings of the Committee will be called on an "as needed" basis. Meetings may be held as often as deemed appropriate by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner. Counsel to the Board will serve as counsel to the Committee, and will be responsible for maintaining the minutes of the Committee's meetings.

Responsibilities

The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, or in the event the Board determines it should be expanded. Nominees shall be presented by the Committee to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will follow its written Policy for the Consideration of Trustee Nominees in identifying and evaluating Trustee nominees.

Board Policies

The Committee shall inform each candidate of relevant Board policies, including the Board's policy regarding Trustee ownership of shares of the Trusts' funds.


IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called "householding"), as permitted by applicable rules. The Funds' "householding" program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty (60) days before they begin "householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may contact the Funds by mail at The Huntington Fund Complex, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 or call the Funds at 1-800-253-0412.

Edgewood Services, Inc., Distributor


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(1) The Audit Committee may perform its functions under subparagraph 3(b) and
3(c) through implementation of policies and procedures whereby services are pre-approved other than by the full Audit Committee and reported to the Audit Committee at its next scheduled meeting.

                             THE HUNTINGTON FUNDS
                             HUNTINGTON VA FUNDS

          Proxy for Special Meeting of Shareholders - June 22, 2006

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Rotating Markets Fund, Huntington Situs Small Cap Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund and Huntington Short/Intermediate Fixed Income Securities Fund, portfolios of The Huntington Funds (the "Huntington Trust"); and Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Small Cap Fund and Huntington VA Mortgage Securities Fund, portfolios of the Huntington VA Funds (the "VA Trust"), hereby appoint C. Grant Anderson, Amy Bredl, Maureen Ferguson, Jonathan Lushko, Susan Maroni, Alicia Powell and Victor R. Siclari, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of each Fund listed above (collectively, the "Funds") which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 22, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE HUNTINGTON TRUST AND THE VA TRUST (EACH A "TRUST" AND COLLECTIVELY, THE "TRUSTS"). THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1 Election of Carl A. Nelson, Tadd C. Seitz, Mark D. Shary and Thomas J. Westerfield as Trustees
            of each Trust -TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH TRUST SEPARATELY.
                        FOR               [   ]
                        WITHHOLD
                        AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]


            If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To  ratify  the  selection  of  Ernst & Young  LLP as  independent
auditors of each Trust - TO BE VOTED            ON  BY  ALL   SHAREHOLDERS  OF
EACH TRUST SEPARATELY.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



Proposal 3  To  make  amendments  to  certain  Funds'  fundamental  investment
policies - TO BE VOTED ON BY              ALL   SHAREHOLDERS  OF  THOSE  FUNDS
AFFECTED.

      3 (a)(1) To amend the fundamental investment policies regarding diversification for certain of the Funds (applies to the Huntington Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Rotating Markets Fund, Huntington Situs Small Cap Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Mortgage Securities Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3(a)(2)     To eliminate the fundamental policies regarding
            diversification for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Ohio Municipal Money Market Fund, Huntington Michigan Tax-Free Fund and Huntington Ohio Tax-Free Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (b) To amend the fundamental investment policies regarding concentration for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (c) To amend the fundamental investment policies regarding issuing senior securities for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (d) To amend the fundamental investment policies regarding lending for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



      3 (e) To amend the fundamental investment policies regarding borrowing money for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (f) To   amend   the   fundamental   investment   policies   regarding
            investments in commodities for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (g) To amend the fundamental investment policies regarding investments in real estate for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (h) To   amend   the   fundamental   investment   policies   regarding
            underwriting securities for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      3 (i) To amend the fundamental investment policies regarding pledging, mortgaging or hypothecating assets for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


Proposal 4  To eliminate certain Funds' fundamental  investment  policies - TO
BE VOTED ON BY ALL                  SHAREHOLDERS OF THOSE FUNDS AFFECTED.

      4 (a) To eliminate the fundamental investment policies regarding investing in illiquid securities for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      4 (b) To eliminate the fundamental investment policies regarding investments in new issuers for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      4 (c) To eliminate the fundamental investment policies regarding purchases on margin for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      4 (d) To eliminate the fundamental investment policies regarding short selling for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]



      4 (e) To eliminate the fundamental investment policies regarding certain transactions with "interested persons" of the Funds for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      4 (f) To eliminate the fundamental investment policies regarding investing in issuers owned by officers and Trustees for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      4 (g) To eliminate the fundamental investment policies regarding purchasing securities of other investment companies for certain of the Funds (applies to the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Growth Fund, Income Equity Fund, Huntington Intermediate Government Income Fund, Huntington Fixed Income Securities Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington VA Growth Fund and Huntington VA Income Equity Fund
            only).
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


Proposal 5  To amend the  Huntington  Income Equity  Fund's and  Huntington VA
            Income Equity Fund's fundamental investment objective - TO BE VOTED ON BY ALL SHAREHOLDERS OF THE HUNTINGTON INCOME EQUITY FUND AND HUNTINGTON VA INCOME EQUITY FUND VOTING SEPARATELY.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


Proposal 6  To approve Reorganizing the Huntington Trust (together with the
            VA Trust) from separate Massachusetts business trusts to a single Delaware statutory trust - TO BE VOTED ON BY ALL FUNDS OF THE HUNTINGTON TRUST SEPARATELY. THE SHAREHOLDERS OF THE VA TRUST ARE NOT REQUIRED TO APPROVE, AND THEREFORE WILL NOT VOTE WITH RESPECT TO THIS PROPOSAL.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]




                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.


                                          Dated


                                          Signature




      Please sign this proxy exactly as your name appears on the books of the Trusts. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.